UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒   Filed by a Party Other Than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

CASH ACCOUNT TRUST

DWS MONEY FUNDS

INVESTORS CASH TRUST

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

(Names of Registrants as Specified in their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DWS FUNDS

January 7, 2008

Dear Shareholders,

You are being asked to vote on a number of proposals related to your DWS Fund(s). We would like to explain to you the background and nature of these proposals.

The current DWS Funds are the result of a series of mergers and acquisitions of several mutual fund families over the last two decades, including the fund families of Kemper, Scudder, Morgan Grenfell, Alex Brown, Bankers Trust and Deutsche. Due to these various transactions, there have been, and continue to be, structural and organizational differences among the DWS Funds, including multiple boards that oversee the DWS Funds (each a “Board” and collectively, the “Boards”). In addition, recent and contemplated retirements of several independent members of the Board that oversees your Fund(s) have created the need to fill vacancies on the Board to ensure it has a sufficient number of qualified individuals to adequately oversee your Fund(s) in the coming years. This proxy statement seeks shareholder approval for a number of proposals aimed at making the DWS Funds’ operations more efficient.

First, we recommend that you elect a slate of nominees that will oversee virtually all of the DWS Funds, including your Fund(s). Currently, there are two primary Boards that oversee the DWS Funds: the Board that oversees your DWS Fund(s), referred to as the Chicago Board, and the New York Board. (The geographic references in the preceding sentence indicate the location in which the Board of each DWS Fund historically has held most of its meetings.) We believe the consolidation of the Chicago Board and the New York Board provides an opportunity to fill the vacancies created by recent and contemplated retirements of several independent members of the Chicago Board with experienced individuals familiar with the DWS Funds and its management organizations. In addition, we believe the board consolidation will benefit the Chicago DWS Funds, including your Fund(s), through increased efficiency in fund operations and oversight.

The members of this consolidated Board, all but one independent of your Fund’s investment adviser, Deutsche Investment Management Americas Inc. (“DIMA”), collectively have over 120 years of experience as mutual fund Board Members and their backgrounds and experiences are both diverse and relevant to the variety of tasks and issues that face a mutual fund board.

In light of the high cost of soliciting votes from shareholders, DIMA proposed, and we agreed, that it would be in the Funds’ best interests to use this opportunity presented by the shareholder meeting to ask you to vote on certain other proposals. Consequently, in addition to voting for a consolidated Board, you are being asked to vote on several other proposals that would standardize and simplify fund documents, operations and policies.

We recommend that you approve an amended and restated investment management agreement between certain of your Fund(s) and DIMA. For most DWS Funds, DIMA currently provides both investment management and administrative services required for the operation of a Fund under a single management agreement (the “Current Management Agreement”). DIMA also provides accounting services to certain Fund(s) pursuant to a separate accounting agreement (the “Accounting Agreement”). As part of an overall plan to standardize and add flexibility to the management agreements for all of the DWS Funds, DIMA proposed, and we agreed, that the Current Management Agreement be separated into two contracts; one covering only those services related to investment management (an “Amended Management Agreement”) and one covering both those administrative services currently provided under the Current Management Agreement and those accounting services currently provided under the Accounting Agreement (an “Administrative Services Agreement”). Other

DWS Funds already have this arrangement in place. The separate Administrative Services Agreement will provide the Board greater flexibility to make administrative changes without seeking shareholder approval, which is both expensive and time consuming. The aggregate fees paid by your Fund to DIMA are expected to remain the same under the Amended Management Agreement and Administrative Services Agreement.

We also recommend that you approve a policy that would permit DIMA, subject to Board approval and a majority of its independent members, to appoint and replace subadvisers or sub-subadvisers and to materially amend the subadvisory agreement or sub-subadvisory agreement, as applicable, for each DWS Fund in the future without shareholder approval. If approved by each DWS Fund’s shareholders, the policy would apply to both subadvisers and sub-subadvisers that are affiliated with DIMA as well as those who are not affiliated with DIMA.

In addition, we recommend that you approve changes to the fundamental investment policies and restrictions for certain DWS Funds managed by DIMA, which will simplify the process of monitoring compliance with the fundamental investment policies and restrictions. These changes will provide the applicable DWS Funds with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law, but are not expected to have a material effect on the way the DWS Funds are currently managed, except as discussed in Proposal III.C.i and Proposal IV.B.

We further recommend that you approve the reclassification of fundamental investment objectives and policies as non-fundamental for certain Funds, which would allow the Board of a Fund to change the Fund’s investment objectives or policies without further action by shareholders. This change would enhance a Fund’s flexibility by allowing this Board to more easily alter the Fund’s investment objective or policies when the Board believes it is in the best interests of the Fund or when necessary to comply with possible future regulatory changes. Of course, Fund shareholders would receive notice – prior to its implementation – of any change to a Fund’s investment objective or policies that have been approved by the Board.

Finally, we recommend that you vote to approve changes to your Fund’s Declaration of Trust that seek to standardize, to the extent possible, the governing documents across all DWS Funds to be overseen by the consolidated Board. We believe that it is in each Fund’s best interests to modernize its Declaration of Trust and make it as uniform as possible across all the DWS Funds. It is anticipated that the overall effect of these changes will be to make the administration of the DWS Funds more efficient and provide greater flexibility for the operations of the DWS Funds, within the limits of applicable law. Adoption of the changes to your Fund’s Declaration of Trust will not alter in any way the Board’s existing duties of care and loyalty, nor will your Fund’s current investments and investment policies change by virtue of the changes to your Fund’s Declaration of Trust.

We ask that you vote in favor of each of these proposals.

Sincerely yours,

Paul K. Freeman (Chair)
John W. Ballantine
Donald L. Dunaway
James R. Edgar
Robert B. Hoffman
William McClayton
Shirley D. Peterson
Robert H. Wadsworth

Questions & Answers

Q&A

Q.	Why am I receiving this proxy statement?

A.	As a result of the corporate history of the DWS Funds, there have been, and continue to be, structural and organizational differences among the DWS Funds, including multiple boards that oversee the DWS Funds (each a “Board” and collectively, the “Boards”). In addition, recent and contemplated retirements of several independent members of the Board that oversees your Fund(s) have created the need to fill vacancies on the Board. Accordingly, this proxy statement seeks shareholder approval for a number of proposals aimed at making the DWS Funds’ operations more efficient, including:

•	election of a slate of nominees to a common Board that will oversee virtually all of the DWS Funds, including your Fund(s);

•	adoption of a common form of investment management agreement;

•	adoption of a subadviser approval policy;

•	adoption of new or changes to current fundamental investment policies and restrictions, including the removal of certain fundamental investment policies and restrictions;

•	reclassification of fundamental investment objectives as non-fundamental;

•	reclassification of fundamental investment policies as non-fundamental; and

•	adoption of a common form of agreement and declaration of trust.

Each of the Proposals is described in more detail below.

After carefully reviewing the Proposals, your Fund’s Board has determined that these actions are in the best interests of your Fund. Your Fund’s Board unanimously recommends that you vote FOR the proposed slate of nominees to the Board and FOR each of the Proposals applicable to your Fund.

PROPOSAL TO ELECT BOARD MEMBERS

(ALL FUNDS)

Q.	Why am I being asked to vote for Board Members?

A.	The Board that oversees your Fund(s) and the Board of certain other DWS Funds (“New York DWS Funds”) recommend that the Chicago DWS Funds (which include your Fund(s)) and the New York DWS Funds be overseen by a consolidated slate of Board Members composed primarily of the same group of individuals. All nominees except for Axel Schwarzer, CEO of DWS Scudder, currently serve as “non-interested” Board Members (as that term is used in the 1940 Act) of your Fund(s) or the New York DWS Funds (“Independent Board Members”). (The geographic references in the preceding sentence indicate the location in which the Board of each DWS Fund historically has held most of its meetings.) To accomplish this objective, the Board of each Chicago DWS Fund, including your Fund(s), has nominated, and is recommending that shareholders approve, a common, consolidated Board. In addition, the Board of the New York DWS Funds will appoint the continuing members of the Chicago DWS Funds to serve on a consolidated Board for the New York DWS Funds. As a result, the consolidated Board would oversee virtually all of the DWS Funds.

Q&A continued

Q.	Why does my Fund’s Board recommend this Proposal?

A.	As noted above, recent and contemplated retirements of several independent members of the Board that oversees your Fund(s) have created the need to fill vacancies on the Board. The Board of your Fund(s) believes the consolidation of the Boards overseeing the DWS Funds provides an opportunity to fill these vacancies with experienced individuals familiar with the DWS Funds and its management organizations. In addition, the Board of your Fund(s) believes the board consolidation will benefit the Chicago DWS Funds through increased efficiency in fund operations and oversight.

PROPOSAL TO APPROVE AN AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

(ALL FUNDS)

Q.	Why am I being asked to vote on an Investment Management Agreement?

A.	The proposed Investment Management Agreement is part of a broader program initiated by Deutsche Investment Management Americas Inc. (“DIMA”), the Funds’ investment adviser, to simplify and to standardize the expense structures and related contracts for the DWS Funds. Currently, the management agreement for the Funds includes the provision by DIMA of both investment advisory and administrative services, and the management fee payable by the Fund compensates DIMA for both types of services. DIMA has proposed to divide the current management agreement into two separate agreements with two separate fees – an amended and restated agreement for investment advisory services and a new agreement for administrative services. You are being asked to vote on the proposed amended and restated Investment Management Agreement because the Investment Company Act of 1940, as amended (the “1940 Act”), requires shareholder approval of the Investment Management Agreement for your Fund(s). You are not being asked to vote on the proposed new administrative services agreement, which requires only Board approval.

Q.	Will the services provided and fees charged by DIMA change if shareholders approve the Investment Management Agreement?

A.	In the aggregate, the scope of services provided to your Fund(s) by DIMA and the fees paid to DIMA are expected to remain the same. For information regarding the effect of these changes on your Fund’s fees, please see the tables on page 18-19.

Q.	Why does my Fund’s Board recommend this proposal?

A.	The Board that oversees your Fund(s) believes that the amended and restated Investment Management Agreement would benefit your Fund(s) because the Board would have greater flexibility to make future changes regarding your Fund’s administrative services arrangements that it believes to be in the best interests of the Funds without the time and expense of seeking shareholder approval. Under the terms of the amended arrangements, it would be possible for DIMA to propose, and the Board to approve (without shareholder approval), increases in the fees paid for administrative services.

Q.	What will happen if shareholders do not approve the Investment Management Agreement?

A.	If shareholders of your Fund(s) do not approve the amended and restated Investment Management Agreement, DIMA will continue to manage your Fund(s) pursuant to the Fund’s current management agreement.

Q&A continued

PROPOSAL TO APPROVE A SUBADVISER APPROVAL POLICY

(ALL FUNDS)

Q.	Why am I being asked to vote on this proposal?

A.	DIMA is seeking to amend the current policy on appointing and terminating subadvisers or sub-subadvisers and amending subadvisory agreements or sub-subadvisory agreements. Under the current policy, consistent with applicable law, shareholders must approve any subadvisory contract or sub-subadvisory contract with another investment adviser. The proposal, if adopted, would permit DIMA, subject to the approval of your Fund’s Board, including a majority of the Independent Board Members, and to the receipt of an exemptive order from, or a permissive rule adopted by, the Securities and Exchange Commission, to terminate a subadviser or sub-subadviser and hire another subadviser or sub-subadviser, as applicable, or materially amend an existing subadvisory agreement or sub-subadvisory agreement. The proposal, if adopted, would apply to both subadvisers and sub-subadvisers who are affiliated with DIMA as well as those who are not affiliated with DIMA.

Q.	Why did my Fund’s Board recommend this proposal?

A.	Although your Fund(s) does not currently have a subadviser, your Fund’s Board recommends this proposal in order to provide DIMA with greater flexibility in selecting, supervising and evaluating any subadvisers in the future without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to Board oversight and supervision.

PROPOSAL TO APPROVE THE REVISION OF

FUNDAMENTAL INVESTMENT POLICIES

(ALL FUNDS)

Q.	Why am I being asked to vote for the revision of my Fund’s fundamental investment policies?

A.	Your Fund’s Board is seeking to revise, and in some cases remove, certain of your Fund’s current fundamental investment policies. In order to revise investment policies that are “fundamental,” the 1940 Act requires shareholder approval.

Q.	Why did my Fund’s Board recommend this proposal?

A.	Your Fund’s Board, together with DIMA, has reviewed your Fund’s fundamental investment policies with the goals of simplifying them and conforming them with the fundamental investment policies of other DWS Funds. This will simplify the process of monitoring compliance with investment policies. This Proposal seeks shareholder approval of changes intended to further these goals.

Q.	What effect would the revisions to my Fund’s fundamental investment policies have on my Fund?

A.	The proposed revised policies do not affect the investment objectives of your Fund, which would remain unchanged (except that for certain funds, investment objectives that are currently “fundamental” are proposed to be made “nonfundamental,” which means they could be changed by board action without shareholder approval) (See Proposal IV). Except as discussed in Proposal III.C.i and Proposal IV.B, the proposed modifications are not expected to significantly affect the manner in which your Fund is managed. However, if certain changes are approved (e.g., greater authority to borrow money or to purchase restricted securities) and a Fund utilizes that increased authority, a Fund may be subject to higher risks than previously.

Q&A continued

PROPOSAL TO APPROVE THE RECLASSIFICATION OF INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

(Government & Agency Securities Portfolio, Money Market Portfolio,

Tax-Exempt Portfolio, Tax-Exempt California Money Market Fund)

Q.	Why am I being asked to vote for the reclassification of the investment objective of my Fund from fundamental to non-fundamental?

A.	In order to reclassify an investment objective from fundamental to non-fundamental, shareholder approval is necessary.

Q.	Why did my Fund’s board recommend this proposal?

A.	There is no requirement that a fund’s investment objective be fundamental. If approved by shareholders, this proposal would allow the board to change the Fund’s investment objective when the board believes it is in the best interests of the Fund or when necessary to comply with possible future regulatory changes.

PROPOSAL TO APPROVE THE RECLASSIFICATION OF INVESTMENT

POLICIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

(Government & Agency Securities Portfolio, Money Market Portfolio

and Tax-Exempt Portfolio)

Q.	Why am I being asked to vote for the reclassification of the investment policies of my Fund from fundamental to non-fundamental?

A.	In order to reclassify an investment policy from fundamental to non-fundamental, shareholder approval is necessary.

Q.	Why did my Fund’s board recommend this proposal?

A.	Each Fund’s prospectus currently contains a statement that characterizes the investment policies of the Fund as fundamental, unless otherwise stated. This statement is overbroad and, therefore, creates difficulty in operating a Fund and for current or potential shareholders of a Fund in determining which policies of the Fund are fundamental. There is no requirement that a fund’s investment policy be fundamental. If approved by shareholders, this proposal would allow the board to change the Fund’s investment policy when the board believes it is in the best interests of the Fund or when necessary to comply with possible future regulatory changes.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED DECLARATION OF TRUST

(ALL FUNDS)

Q.	Why am I being asked to vote on this proposal?

A.	DIMA is seeking to amend your Fund’s current Declaration of Trust. Under your Fund’s current Declaration of Trust and Massachusetts state law, the proposed amendments require shareholder approval.

Q&A continued

Q.	What is a Declaration of Trust?

A.	A Declaration of Trust is the constitutional document that governs the corporate actions of a fund that is part of a Massachusetts business trust. A Declaration of Trust sets forth, among other things, details regarding the organization of the fund, shareholder rights, powers of the board of a fund and the characteristics of fund shares. Shareholders of funds that are part of a Massachusetts business trust will be asked to vote to approve an Amended and Restated Declaration of Trust (see Proposal V). The notice for the upcoming special meeting indicates which Funds are series of which Trust.

Q.	Why did my Fund’s Board recommend this Proposal?

A.	Your Fund’s Board believes that it is in the best interests of the Funds to use the opportunity presented by this shareholder meeting to modernize the Funds’ current Declarations of Trust and to make them as uniform as possible across all of the Massachusetts business trusts that the proposed consolidated Board would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and to provide more flexibility for the operations of the Funds, within the limits of applicable law.

Q.	What effect would the adoption of an Amended and Restated Declaration of Trust have on my Fund?

A.	A description of the primary differences between your Fund’s current Declaration of Trust and the Amended and Restated Declaration of Trust is set forth in Proposal V of the attached Proxy Statement. Adoption of an Amended and Restated Declaration of Trust will not alter in any way the Board Members’ existing duties of care and loyalty, nor will your Fund’s current investments and investment policies change by virtue of the adoption of an Amended and Restated Declaration of Trust.

GENERAL

Q.	How can I vote?

A.	You can vote in any one of four ways:

(1)	Via the Internet, by going to the website listed on your proxy card;

(2)	By telephone, with a toll-free call to the number listed on your proxy card;

(3)	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

(4)	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.	Whom should I call for additional information about the attached proxy statement?

A.	Please call D.F. King & Co., your Fund’s proxy solicitor, at 1-800-714-3305.

CASH ACCOUNT TRUST (“CAT”)

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

DWS MONEY FUNDS

DWS Money Market Prime Series

INVESTORS CASH TRUST (“ICT”)

Treasury Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

222 South Riverside Plaza, Chicago, IL 60606

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 31, 2008

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of the DWS Funds listed above:

A special meeting of the shareholders of each DWS Fund listed above will be held March 31, 2008 at 3:00 p.m. (Eastern time), at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (each a “Proposal”):

PROPOSAL I: (All Funds)	Election of Board Members

PROPOSAL II.A: (All Funds)	Approval of an Amended and Restated Investment Management Agreement

PROPOSAL II.B: (All Funds)	Approval of a Subadviser Approval Policy

PROPOSAL III.A: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Borrowing Money

PROPOSAL III.B: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Senior Securities

PROPOSAL III.C.i: (Money Market Portfolio and DWS Money Market Prime Series)	Approval of a Revised Fundamental Investment Policy Regarding Concentration for Funds That Will Concentrate in Bank Obligations

PROPOSAL III.C.ii: (Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Concentration for Funds That Will Not Concentrate in Bank Obligations

PROPOSAL III.D: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding the Underwriting of Securities

PROPOSAL III.E: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Real Estate Investments

PROPOSAL III.F: (All Funds)	Approval of a Revised Fundamental Investment Policy Regarding Commodities

PROPOSAL III.G: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Lending

PROPOSAL III.H: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Portfolio Diversification for Diversified Funds

PROPOSAL III.I: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Investing for Control

PROPOSAL III.J: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Restricted and Illiquid Securities

PROPOSAL III.K: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Margin Transactions

PROPOSAL III.L: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Securities Issued by Other Investment Companies

PROPOSAL III.M: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Short Sales

PROPOSAL III.N: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Options

PROPOSAL III.O: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Adviser

PROPOSAL III.P: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Issuers with Short Histories

PROPOSAL III.Q: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Investment Objectives and Policies

PROPOSAL III.R: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Pledging Assets

PROPOSAL III.S: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Oil, Gas and Mineral Programs

PROPOSAL IV.A: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Reclassification of Fundamental Investment Objectives as Non-Fundamental

PROPOSAL IV.B: (Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio)	Approval of a Reclassification of Fundamental Investment Policies as Non-Fundamental

PROPOSAL V: (All Funds)	Approval of Amended and Restated Declarations of Trust

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the DWS Funds listed above at the close of business on January 3, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for any Fund is not obtained at its Meeting, the persons named as proxies may propose one or more adjournments of the Fund’s Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy material first are being mailed to shareholders on or about January 7, 2008. This proxy is being solicited on behalf of your Fund’s Board.

Sincerely yours,

Paul K. Freeman (Chair)

John W. Ballantine

Donald L. Dunaway

James R. Edgar

Robert B. Hoffman

William McClayton

Shirley D. Peterson

Robert H. Wadsworth

January 4, 2008

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on each Proposal applicable to your Fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card because several shareholder special meetings are being held in connection with this proxy statement. If so, please return each one. If you have any questions, please call D.F. King & Co., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-800-714-3305), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith

GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

January 4, 2008

GENERAL

This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of each of the DWS Funds listed in the enclosed Notice of a Special Meeting of Shareholders (each a “Fund” and collectively, the “Funds”), to be held jointly at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 on March 31, 2008 at 3:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about January 7, 2008. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a Massachusetts business trust, although all actions actually are taken by the Massachusetts business trust on behalf of the applicable Fund. Each such Massachusetts business trust is referred to herein as a “Trust” and the Trusts collectively. The term “Board,” as used herein, refers to a board of trustees of a Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Trust (a “Trustee”).

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL I: (All Funds)	Election of Board Members

PROPOSAL II.A: (All Funds)	Approval of an Amended and Restated Investment Management Agreement

PROPOSAL II.B: (All Funds)	Approval of a Subadviser Approval Policy

PROPOSAL III.A: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Borrowing Money

PROPOSAL III.B: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Senior Securities

PROPOSAL III.C.i: (Money Market Portfolio and DWS Money Market Prime Series)	Approval of a Revised Fundamental Investment Policy Regarding Concentration for Funds That Will Concentrate in Bank Obligations

PROPOSAL III.C.ii: (Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Concentration for Funds That Will Not Concentrate in Bank Obligations

PROPOSAL III.D: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding the Underwriting of Securities

PROPOSAL III.E: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Real Estate Investments

PROPOSAL III.F: (All Funds)	Approval of a Revised Fundamental Investment Policy Regarding Commodities

PROPOSAL III.G: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Lending

PROPOSAL III.H: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of a Revised Fundamental Investment Policy Regarding Portfolio Diversification for Diversified Funds

PROPOSAL III.I: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Investing for Control

PROPOSAL III.J: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Restricted and Illiquid Securities

PROPOSAL III.K: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Margin Transactions

PROPOSAL III.L: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Securities Issued by Other Investment Companies

PROPOSAL III.M: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Short Sales

PROPOSAL III.N: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Options

PROPOSAL III.O: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Adviser

PROPOSAL III.P: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Issuers with Short Histories

PROPOSAL III.Q: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Investment Objectives and Policies

PROPOSAL III.R: (Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Pledging Assets

PROPOSAL III.S: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of the Removal of the Fundamental Investment Policy Regarding Oil, Gas and Mineral Programs

PROPOSAL IV.A: (Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund)	Approval of Reclassification of Fundamental Investment Objectives as Non-Fundamental

PROPOSAL IV.B: (Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio)	Approval of Reclassification of Fundamental Investment Policies as Non-Fundamental

PROPOSAL V: (All Funds)	Approval of Amended and Restated Declarations of Trust

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Reports of the Funds, containing audited financial statements for the applicable fiscal years, and the most recent Semiannual Reports succeeding the Annual Reports of the Funds, when applicable (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808, or by calling 1-800-730-1313. Reports also are available on the DWS website at www.dws-scudder.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL I

ELECTION OF BOARD MEMBERS

(ALL FUNDS)

The Board of each Fund is recommending that shareholders elect a slate of Board Members designed to achieve a consolidated Board for the Chicago DWS Funds (which include your Fund(s)) and for certain other DWS Funds (the “New York DWS Funds”), each of which is listed on Exhibit A. (Geographic references merely indicate where the Board for each of these funds has historically held most of its meetings.)

The current DWS Funds are the result of a series of mergers and acquisitions of several mutual fund families over the last two decades, including the fund families of Kemper, Scudder, Morgan Grenfell, Alex Brown, Bankers Trust and Deutsche. Due to these various transactions, there have been, and continue to be, structural and organizational differences among the DWS Funds, including multiple Boards that oversee the DWS Funds. There are currently two primary Boards that oversee the DWS Funds: the Board that oversees your Fund(s), referred to as the Chicago Board; and the New York Board. The current Chicago Board is the result of the consolidation in 2000 of the two boards that originally oversaw the Kemper Funds. The current New York Board is the result of several board consolidations, most recently in 2006 between the boards that originally oversaw the Scudder Funds and the Deutsche Funds.

The Board of each Fund is submitting for election by shareholders of each Fund a slate of 13 individuals listed below under “Board Member Nominees” (the “nominees”). Four of the nominees currently serve as “non-interested” Board Members (as that term is used in the 1940 Act) of the Chicago DWS Funds and eight of the nominees currently serve as “non-interested” Board Members of the New York DWS Funds (“Independent Board Members”). Axel Schwarzer, CEO of DWS Scudder, the sole nominee who would be an interested Board Member by virtue of his positions with Deutsche Asset Management (“DeAM”). Mr. Schwarzer currently serves on the Boards of the Chicago closed-end DWS Funds and the New York DWS Funds.

Each of the current Chicago Board Members nominated for election by shareholders will also be appointed to the New York Board as of the time of the board consolidation. Upon completion of the board consolidation, each Board Member would serve on the Board of 50 registered trusts/corporations overseeing 135 funds in the current configuration of the DWS Funds complex.

Background

Recent and contemplated retirements of several Independent Board Members of the Chicago Board have caused the Chicago Board to explore adding new members. Specifically, in each of 2003 and 2006, one Independent Board Member retired. In 2005, two Independent Board Members retired. In 2008 and 2009, Robert B. Hoffman and Donald L. Dunaway, respectively, are scheduled to retire. As a result of these recent and anticipated retirements, the Chicago Board, would, absent further action, have only six Independent Board Members after 2009. (At the start of 2003, the Chicago Board had 10 Independent Board Members.) Accordingly, the Chicago Board began a process in 2006 of exploring the addition of new Board Members to ensure that the Chicago Board would have a sufficient number of qualified individuals to adequately oversee the DWS Funds in the coming years.

At a Board meeting in November 2006, Deutsche Investment Management Americas Inc. (“DIMA”), the Funds’ investment adviser, proposed to the Chicago Board that it consider consolidating with the New York

Board. In response, the Board asked the Nominating and Governance Committee to identify and explore the potential benefits of a consolidated Board. To guide the Chicago Board in considering any board consolidation, the Chicago Board relied on two primary principles: (i) that any consolidation of the Boards overseeing the DWS Funds be in the best interests of the Chicago DWS Funds and (ii) that the mix of talents, backgrounds and interests of the members of the consolidated Board would be appropriate and the philosophies regarding board governance be compatible, so as to produce a well-functioning, effective Board.

In its consideration of the proposal, the Nominating and Governance Committee, among other things, reviewed the Investment Company Institute’s Independent Directors Council May 2005 Task Force Report on Director Oversight of Multiple Funds, which indicated “that it is generally far more efficient to have a single board review…common policies and procedures, and oversee common arrangements, than to have multiple boards to do so,” and that with a single board it is “easier to implement … changes on a complex-wide basis than in a piecemeal fashion (which could easily occur if different boards were to come to different conclusions).”

In fulfilling the Nominating and Governance Committee’s assignment, representatives of the Chicago Board met with representatives of the New York Board on several occasions to discuss DIMA’s proposal and its potential benefits and to develop a process by which both the Chicago and New York Boards could work together to determine the desirability of the proposal, identify and address common issues and develop a mutually acceptable timeframe in which any such board consolidation could be implemented. During the course of the meetings, the representatives identified and discussed the potential benefits of consolidating the Chicago and New York Boards, which include the following: (i) the opportunity to fill vacancies on the Chicago Board due to recent and contemplated retirements of several Independent Board Members with experienced individuals familiar with the DWS Funds and its management organizations; (ii) more efficient use of portfolio managers, fund officers and management personnel and resources involved in Board meetings; (iii) more time for senior fund management to respond to Board requests; (iv) consistent and unified oversight of fund assets and operations; (v) standardization of policies among DWS Funds; (vi) more time for senior fund management to focus on investment performance, servicing shareholders and managing the business; (vii) more timely action on complex wide initiatives and issues; and (viii) the opportunity for a consolidated Board to establish uniform board and fund governance policies and compliance policies, reflective of the best practices of each individual Board and the industry.

With the assistance of counsel to the Independent Board Members, the New York and Chicago Boards developed a plan of consolidation to address the timing and terms of the proposed board consolidation.

On November 14, 2007, each of the Boards (i) determined that the formation of a consolidated Board was in the best interests of the Funds and (ii) approved a plan of consolidation outlining the process for implementing the board consolidation, and the Chicago Board determined to submit the slate of nominees listed below for election by Fund shareholders.

Board Considerations

The factors the Chicago Board considered in determining that a consolidated Board is in the best interests of the Funds include the following:

•

Board Vacancies. Board consolidation provides the opportunity to fill vacancies on the Chicago Board due to recent and contemplated retirements of several Independent Board Members with experienced individuals familiar with the DWS Funds and its management organizations.

•

Composition of the Consolidated Board. The Board considered the diversity and experience of the nominees that would comprise the consolidated Board. The Board noted that the nominees have distinguished careers in government, law, finance, academia and other areas and would bring a wide range of expertise to the expanded Board. In addition, all independent nominees have experience as Board Members overseeing other DWS Funds.

•	Board Leadership. The Board considered the continuing individual Board Members who are expected to serve as Chairman of the Board and Chairman of the various Board Committees.

•	Independence of Board Members. The Board considered that if elected, all but one of the nominees would be Independent Board Members of any DWS Fund they oversee.

•	Costs. The Board considered that DeAM agreed to pay or reimburse the Funds 10% of the aggregate proxy costs related to Board consolidation.

•

Service Providers. The Board considered that the Chicago DWS Funds would continue to retain the Funds’ independent registered public accounting firm, fund counsel and counsel to the Independent Board Members.

•	Standardization of Policies. The Board considered that the consolidated Board would provide the opportunity to establish uniform governance and compliance policies with respect to the DWS Funds.

•

Efficiency of Oversight. The Board considered that a consolidated Board would provide consistent oversight of the DWS Funds and their operations, would allow management to increase its responsiveness to Board requests and allow the Board and management to more efficiently address complex-wide initiatives and issues.

•

Efficient Use of Management Personnel. The Board considered that many portfolio managers and other officers for the Funds also act as portfolio managers and officers for other Chicago DWS Funds and for the New York DWS Funds. A consolidated Board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the Funds’ business.

•

Size of the Consolidated Board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the consolidated Board would oversee a larger number of funds across which the expenses of the Board would be spread, the total cost to the Funds is not expected to change materially if shareholders elect all of the nominees.

Board Member Nominees

Information is provided below as of October 31, 2007 for each nominee for election at the Meeting. The first section of the table lists information for each nominee who is an Independent Board Member nominee. Information for Mr. Schwarzer, who would be an interested Board Member by virtue of his positions with DeAM, appears in the second section of the table.

Each nominee elected to the Board at the Meeting will serve commencing on April 1, 2008 (or the date of election, if later) and until the next meeting of shareholders, if any, called for the purpose of electing Board Members and his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
Independent Board Member Nominees
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	Chicago Board Member since 1999.

Henry P. Becton, Jr. (1943)	Vice Chairman, WGBH Educational Foundation (formerly President 1984-2007). Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; PBS Foundation; and Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	New York Board Member since 1990.[2]

Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	New York Board Member since 1987,[2] Chairman since 2004.

Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	New York Board Member since 1996.[2]

Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).	Chicago Board Member since 2002, Chairman since 2007.

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
Kenneth C. Froewiss (1945)	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	New York Board Member since 2001.[2]

Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	New York Board Member since 1990.[2]

William McClayton (1944)	Chief Administration Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorships: Board of Managers, YMCA of Metropolitan Chicago; formerly, Trustee, Ravinia Festival.	Chicago Board Member since 2004.

Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)	New York Board Member since 1995.[2]

William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	New York Board Member since 1993.[2]

Jean Gleason Stromberg (1943)	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	New York Board Member since 1997.[2]

Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004.

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
Interested Board Member Nominee
Axel Schwarzer (1958)	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	New York Board Member since 2006.

(1)

Unless otherwise indicated, the mailing address of each Board Member for the Chicago DWS Funds is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Unless otherwise indicated, the mailing address of each Board Member for the New York DWS Funds is c/o Dawn Marie-Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

(2)	Indicates the year in which the nominee joined the Board of one or more DWS Funds now overseen by the New York Board.

As reported to the Funds, Exhibit B to this Proxy Statement sets forth ownership by the nominees of shares of the Funds as of October 31, 2007.

Compensation of Trustees and Officers

Currently, the Funds each pay the Independent Board Members an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as a committee member, committee chairman and/or as the Independent Board chairman. DIMA pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Funds and receives a management fee for its services.

Exhibit C to this Proxy Statement sets forth compensation paid to each Board Member by each Fund for its most recently completed fiscal year and to each nominee by the DWS Funds complex (which includes other Chicago DWS Funds, the New York DWS Funds and other DWS Funds) for the calendar year ended December 31, 2006.

To facilitate the nomination of the consolidated Board, certain Independent Board Members of the Chicago DWS Funds agreed not to stand for re-election. Independent Board Members of the Chicago DWS Funds are not entitled to benefits under any pension or retirement plan. However, the Board of each Chicago DWS Fund determined that, particularly given the benefits that would accrue to the Chicago DWS Funds from the consolidation of the Boards, it was appropriate to provide the four Independent Board Members who were not standing for re-election for various Chicago DWS Funds a retirement agreement, the terms of which include a one-time benefit. Pursuant to a separate agreement between the Chicago DWS Funds and DIMA, DIMA has agreed to reimburse the Funds for the cost of such benefit, given that DIMA and its affiliates also expect to benefit from administrative efficiencies of a consolidated Board. Messrs. Dunaway, Edgar and Hoffman, and

Ms. Peterson, the Independent Board Members who are not standing for re-election (each a “Non-Continuing Board Member”), will each receive a one-time retirement payment, the amount of the retirement payment is based on the product of (i) such individual’s current annual Board Member compensation times (ii) the lesser of five years or the number of years (and/or portion thereof) from the expected Consolidation Date to the date when such individual would reach the Funds’ mandatory retirement age. As DIMA will also benefit from the administrative efficiencies of a consolidated Board, DIMA has agreed to reimburse the Funds for the cost of the retirement payments. The amount to be received by each Non-Continuing Board Member is as follows: $354,375 in the aggregate for all the Chicago DWS Funds (between $64 and $68,321 per Fund) for Mr. Dunaway; $950,000 in the aggregate for all the Chicago DWS Funds (between $172 and $183,153 per Fund) for Mr. Edgar; $138,750 in the aggregate for all the Chicago DWS Funds (between $25 and $26,750 per Fund) for Mr. Hoffman; and $937,500 in the aggregate for all the Chicago DWS Funds (between $170 and $180,743 per Fund) for Ms. Peterson.

In addition to the one-time benefit, the retirement agreement and the related separate agreement between the DWS Chicago Funds and DIMA also provided the Non-Continuing Board Members of the Chicago DWS Funds certain assurances regarding continuation of insurance and indemnification rights as described below.

The Funds shall take all actions reasonably necessary to assure that the retirement agreement, the retirement of the Independent Board Member and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of the Independent Board Member to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that the Independent Board Member may incur or suffer arising from or with respect to the Independent Board Member’s service in such capacity, except to the extent that the consolidated board determines in the exercise of its duties to modify the rights of all board members, past and present, without distinction. It is understood that any such modification of rights shall not, without the written consent of the Independent Board Member, serve to modify any contractual rights that the Independent Board Member may have under any agreement to which the Independent Board Member and the Funds are parties.

For the six-year period following the Consolidation Date, the Funds currently expect to maintain, D&O/E&O Insurance and IDL Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Funds and all funds overseen by the consolidated board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance; subject however to the right of the consolidated Board in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the Funds provided that any such reduction in coverage apply equally to their present and former Board members.

Pursuant to the separate agreement, DIMA has agreed that the retirement of the Independent Board Members under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Independent Board Members may have under any agreement of indemnification between an Independent Board Member and DIMA, including without limitation agreements of indemnification currently in effect with respect to matters related to market timing and matters related to merged or liquidated funds. Upon request made by any Independent Board Member, DIMA has agreed to execute a separate instrument confirming the existence and continuation of any such agreement of indemnification.

In addition, pursuant to the separate agreement, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Independent Board Members sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA’s discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Independent Board Members substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such independent Board Member.

DIMA shall reimburse all reasonable attorney fees, costs, and expenses that an independent Board Member incurs in connection with any demand, action, or proceeding to enforce the separate agreement directly against DIMA.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of each Fund, Board Members may be eligible to seek indemnification from DIMA in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DIMA has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DIMA (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, DIMA and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of funds that they have not engaged in conduct that would not entitle them to indemnification, DIMA has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses to any Independent Board Member of a Fund: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which such Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such Independent Board Member’s duties as a trustee or director of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to an Independent Board Member or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Funds.

For more information regarding pending regulatory and litigation matters, please see “Market Timing Related Regulatory and Litigation Matters” and “Other Regulatory Matters” in Proposal II.A.

In addition, Mr. Freeman, prior to his service as an Independent Board Member of the Funds, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DAMI”), an affiliate of DIMA, agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DAMI reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DAMI. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Officers

The officers of each Fund are set forth in Exhibit D hereto.

Board Structure

During calendar year 2006, the Board of each Fund met eight times. Each Board Member attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2006.

Because the Funds are not required to hold annual shareholder meetings under the 1940 Act, the Funds do not have a policy regarding Board Members’ attendance at annual shareholder meetings.

The Board of each Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to the Funds’ Secretary, Two International Place, Boston, Massachusetts 02110-4103, who will forward it to the Chairman of the Board (currently Mr. Freeman) if addressed to the Board, or to a specific Board Member if addressed to that Board Member.

Mr. Freeman has served as Chairman of the Board of the Chicago DWS Funds since January 2007. If Proposal I is approved by shareholders, it is anticipated that Ms. Driscoll will serve as Chairman of the consolidated Board and Mr. Freeman will serve as Vice Chairman. It is expected that Mr. Freeman will serve as Chairman of the consolidated Board, effective April 1, 2009, for an initial term of three years.

Each Fund currently has established the following seven standing committees: Audit Committee, Nominating and Governance Committee, Contract Review Committee, Equity Oversight Committee, Fixed-Income Oversight Committee, Operations Committee and Valuation Committee (each a “Committee”). For each Committee, each Board has adopted a written charter setting forth the Committee’s responsibilities. If Proposal I is approved by shareholders, it is anticipated that a Marketing and Shareholder Services Committee would also be established as a standing committee and the current Valuation Committee would function as a subcommittee of the Operations Committee. In addition, the function and responsibility of each Committee may be revised as the consolidated Board deems appropriate. The function, membership and number of meetings held in calendar year 2006 for each Committee is discussed below. All Committee members are Independent Board Members.

Audit Committee. The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm for each Fund, confers with the independent registered public accounting firm regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives representations from the independent registered public accounting firm as to its independence. The Audit Committee held seven meetings during calendar year 2006. The current members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. If Proposal I is approved by shareholders, the members of the Audit Committee are expected to be: William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr.

Nominating and Governance Committee. The Nominating and Governance Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Governance Procedures and Guidelines. Each Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which is attached hereto as Exhibit M.

The Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board Members, including any recommendations by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, Massachusetts 02110-4103. Suggestions for candidates must include a resume of the candidate.

The Nominating and Governance Committee’s principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience to enable the Board to provide effective oversight of a Fund’s regulatory and business issues, (b) candidates should exhibit high standards of personal integrity, commitment to representing shareholders and independence of thought and judgment, and (c) candidates should commit to dedicate sufficient time, energy and attention to ensure the diligent performance of all duties, including attendance at meetings of the Board and committees on which the Board Member serves and review in advance of all meeting materials.

The Nominating and Governance Committee held four meetings during calendar year 2006. The current members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. If Proposal I is approved by shareholders, the members of the Nominating and Governance Committee are expected to be Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton.

Contract Review Committee. The Contract Review Committee oversees the annual contract review process. The Contract Review Committee held two meetings during calendar year 2006. If Proposal I is approved by shareholders, it is anticipated that the Contract Review Committee will have increased and broader responsibilities and will change its name to the Contract Committee. It is expected that the Contract Committee will oversee all of the financial arrangements between the Funds and DeAM and its affiliates, as well as the proposed organization of new funds and proposed fund mergers and liquidations. The current members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. If Proposal I is approved by shareholders, the members of the Contract Committee are expected to be Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee. The Equity Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreements. The Equity Oversight Committee held five meetings during calendar year 2006. The current members of the Equity Oversight Committee are John W. Ballantine (Chair), James R. Edgar and Robert B. Hoffman. If Proposal I is approved by shareholders, the members of the Equity Oversight Committee are expected to be John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel.

Fixed-Income Oversight Committee. The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreements. The Fixed-Income Oversight Committee held five meetings during calendar year 2006. The current members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. If Proposal I is approved by shareholders, the members of the Fixed-Income Oversight Committee are expected to be William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth.

Operations Committee. The Operations Committee oversees the operations of the Funds, such as reviewing each Fund’s administrative fees and expenses, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. The Operations Committee held six meetings during calendar year 2006. If Proposal I is approved by shareholders, it is anticipated that the Operations Committee will have increased and broader responsibilities, including oversight of insurance, valuation, legal and compliance matters. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. If Proposal I is approved by shareholders, the members of the Operations Committee are expected to be Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr.

Valuation Committee. The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Funds’ securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The Valuation Committee held one meeting during calendar year 2006. Currently, the members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). If Proposal I is approved by shareholders, it is expected that the Valuation Committee would function as a subcommittee of the Operations Committee.

Marketing and Shareholder Services Committee. Once organized, the Marketing and Shareholder Services Committee is expected to oversee the (i) quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) marketing programs, sales practices and literature related to the Funds, and will review, among other things, quarterly 12b-1 reports and revenue sharing reports. If Proposal I is approved by shareholders, the members of the Marketing and Shareholder Services Committee are expected to be Richard J. Herring (Chair), Paul K. Freeman (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.

Required Vote

All Funds will vote separately on the election of nominees. For each Fund or Trust, as applicable, the election of a nominee requires the affirmative vote of a plurality of the shares represented in person or by proxy at the Meeting. The table below shows which Funds are series of which Trusts.

Trust	Funds
Cash Account Trust	Government & Agency Securities Portfolio Money Market Portfolio Tax-Exempt Portfolio
DWS Money Funds	DWS Money Market Prime Series
Investors Cash Trust	Treasury Portfolio
Tax-Exempt California Money Market Fund	Tax-Exempt California Money Market Fund

Recommendation of the Board

The Board of your Fund believes that the election of each nominee is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each nominee as set forth in Proposal I.

PROPOSAL II.A

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH FUND AND DIMA

(ALL FUNDS)

The Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between the Fund and DIMA, a form of which is attached hereto as Exhibit E.

DIMA currently provides both investment management and administrative services required for the operation of your Fund pursuant to a single management agreement with your Fund (the “Current Management Agreement”). DWS-Scudder Fund Accounting Corporation, an affiliate of DIMA, provides accounting services to your Fund pursuant to a separate accounting agreement (the “Accounting Agreement”). As part of an overall plan to standardize and add flexibility to the management agreements for all of the DWS Funds, DIMA has proposed changes to the management agreements that would result in an amended and restated investment management agreement for your Fund (the “Amended Management Agreement”) covering only those services related to investment management and a new administrative services agreement for your Fund (the “Administrative Services Agreement”) covering both those administrative services currently provided under the Current Management Agreement and those accounting services currently provided under the Accounting Agreement. The scope of portfolio management and related services provided to your Fund by DIMA and its standard of care as an investment adviser will not materially change as a result of the new contractual arrangement. The Amended Management Agreement contains substantially the same provisions as the Current Management Agreement regarding portfolio management services. Further, the transfer of administrative services from the Current Management Agreement to the Administrative Services Agreement will not affect the quality of the services that you or your Fund receives. Pursuant to the requirements of the 1940 Act, shareholders are being asked to approve the Amended Management Agreement. The Board, made up solely of Independent Board Members, approved the Amended Management Agreement with respect to each Fund at a meeting held on November 14, 2007 and recommends that shareholders of each Fund approve the Amended Management Agreement. Shareholders are not being asked to vote on the Administrative Services Agreement, which requires only Board approval. A form of the Amended Management Agreement is attached hereto as Exhibit E and all references to the Amended Management Agreement herein are qualified in their entirety by reference to the form of Amended Management Agreement.

Delegation of Portfolio Management Services

The Amended Management Agreement differs from the Current Management Agreement in that it would permit DIMA to delegate through a sub-advisory agreement certain of its portfolio management services to both affiliated and unaffiliated subadvisers. The Current Management Agreement allows DIMA to delegate certain of its portfolio management services only to affiliated subadvisers. This delegation would be subject to Board and, to the extent required by applicable law, shareholder approval (see Proposal II.B below). The Amended Management Agreement also requires that DIMA oversee the services provided by the subadvisor.

Administrative Services

The services to be provided under the Administrative Services Agreement are substantially similar to the administrative services currently provided under the Current Management Agreement and the Accounting

Agreement, except that DIMA will no longer be required to prepare and file your Fund’s federal excise tax return. Instead, under the Administrative Services Agreement, DIMA must arrange for the preparation and filing of the Fund’s federal excise tax. The result is that a cost previously paid by DIMA could be shifted to your Fund under the new contractual arrangements. However, DIMA has voluntarily agreed to directly bear the costs associated with the preparation and filing of the Fund’s federal excise tax and any change to such arrangement would need to be approved by the Board, including a majority of the Independent Board Members.

Expenses

The Current Management Agreement provides that DIMA shall pay all costs and expenses incurred in providing the portfolio management services and administrative services described above and pay the compensation and expenses of the Board Members, officers and executive employees of your Fund who are affiliated persons of DIMA. Under the Current Management Agreement, DIMA is only responsible for the expenses specifically allocated to it by the terms of the Current Management Agreement; all other organizational, operational and business related expenses are paid by your Fund.

The Amended Management Agreement contains the same provisions as the Current Management Agreement regarding the allocation of expenses, except that the expenses for administrative services are covered under the Administrative Services Agreement. Under the terms of the Administrative Services Agreement, it would be possible for DIMA to seek, and the Board to approve (without shareholder approval), increases in the fees paid for administrative services.

Compensation

The aggregate fee paid by your Fund to DIMA is expected to remain the same under the Amended Management Agreement and Administrative Services Agreement. DIMA proposes to charge a flat fee of 0.10% of average daily net assets to each Fund for administrative services, and accordingly reduce the fee paid by the Fund by 0.10% for investment management services under the Amended Management Agreement. The method used to calculate the management fee payable by the Funds will change under the Amended Management Agreement, which may result in slightly different amounts payable by a Fund compared to what would have been paid under the Current Management Agreement. Under the Current Management Agreement, the management fee is calculated monthly based on the average daily net assets (or weekly net assets for some Funds) for a particular month. Under the Amended Management Agreement, the management fee is calculated daily based on the prior day’s net assets and then aggregated for a particular month. Each Fund will continue to pay DIMA a monthly management fee on the last business day of the month. DIMA is proposing to standardize the way in which management fees are calculated to mitigate any operational risks and gain efficiencies. DIMA believes that any difference in the monthly management fees paid by the Funds to DIMA under the proposed method and the current method will be immaterial. A comparison of the effective fees payable under the current and proposed arrangements (based on assets used for the period ended October 31, 2007) is shown below:

CAT-Government & Agency Securities Portfolio						CAT-Money Market Portfolio
Current Fees:			Proposed Fees:			Current Fees:			Proposed Fees:
Management	.150	%(*)	Management	.050	%(*)	Management	.159	%(*)	Management	.059	%(*)
Accounting	.000%		Administrative	.100%		Accounting	.000%		Administrative	.100%

Total	.150%		Total	.150%		Total	.159%		Total	.159%

CAT-Tax-Exempt Portfolio						DWS Money Market Prime Series
Current Fees:			Proposed Fees:			Current Fees:		Proposed Fees:
Management	.159	%(*)	Management	.059	%(*)	Management	.261%	Management	.161%
Accounting	.000%		Administrative	.100%		Accounting	.000%	Administrative	.100%

Total	.159%		Total	.159%		Total	.261%	Total	.261%

ICT-Treasury Portfolio						Tax-Exempt California Money Market Fund
Current Fees:			Proposed Fees:			Current Fees:		Proposed Fees:
Management	.150%		Management	.050%		Management	.220%	Management	.120%
Accounting	.000%		Administrative	.100%		Accounting	.000%	Administrative	.100%

Total	.150%		Total	.150%		Total	.220%	Total	.220%

(*)	The net assets of each series of Cash Account Trust are currently, and will continue to be, aggregated for purposes of calculating the management fee.

Additional information regarding the fees paid under the Current Management Agreement and proposed to be paid under the Amended Management Agreement is set forth in Exhibit F. Exhibit F was calculated based on each Fund’s most recent fiscal year, while the tables above were calculated based on the review period ended October 31, 2007 to enable consistent analysis of the proposed fees.

Limitation of Liability of Investment Advisor

The Current Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by your Fund in connection with the matters to which the Current Management Agreement relates, except DIMA will be liable for loss caused by willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Current Management Agreement.

The Amended Management Agreement contains the same provisions as the Current Management Agreement regarding the limitation of liability of DIMA.

Duration and Termination of the Agreement

The Current Management Agreement continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Board Members who are not parties to the Current Management Agreement or interested persons of any party to the Current Management Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board, or by the vote of a majority of the outstanding voting securities of the Fund. Exhibit G provides additional information as to the date of the Current Management Agreement for your Fund, the date it was last submitted to a shareholder vote and the purpose of such submission. Exhibit G also provides the date the Current Management Agreement was last renewed by the Board and a description of any actions taken by the Board with respect to the Current Management Agreement since the beginning of your Fund’s last fiscal year.

The Current Management Agreement may be terminated with respect to your Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of your Fund or by the Board on 60 days’ written notice, or by DIMA on 60 days’ written notice to the Fund. The Current Investment Management Agreement terminates automatically in the event of its assignment.

The Amended Management Agreement contains substantially the same provisions as the Current Management Agreement regarding the duration and termination of the Amended Management Agreement.

Board Considerations of Amended Management Agreement

The Amended Management Agreement and Administrative Services Agreement were presented to the Chicago Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on each Fund’s shareholders. The Independent Board Members met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

On November 14, 2007, the Board approved the Amended Management Agreement with respect to each Fund. The Board also unanimously agreed to recommend that the Amended Management Agreement be approved by each Fund’s shareholders.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

•	The proposed arrangements would facilitate uniformity between the Funds and conform management and administrative fee structures across all DWS Funds.

•	The standardization and simplification of contract provisions and fees charged to the Funds would reduce the risks of operational and compliance errors.

•

The aggregate fee paid by each Fund to DIMA is expected to remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Funds, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

•	The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

•	The current expense limitation agreements would remain in place until at least September 30, 2008, the normal contract renewal period for the Funds.

The Board also considered that it renewed the Current Management Agreement for each Fund as part of its annual contract renewal process in September 2007. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Current Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee, the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent legal counsel. These materials included an analysis of each Fund’s performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results for each Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Board Members as a group. The Independent Board Members then reviewed the Committees’ findings and recommendations and presented their recommendations to the Board. Throughout their consideration of the Current Management Agreement, the Independent Board Members were advised by their independent legal counsel and by an independent fee consultant.

In connection with its review of the Amended Management Agreement, the Board considered DIMA’s representation that the Board may rely on and take into account the information provided in connection with the renewal of the Current Management Agreement for each Fund. Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the Current Management Agreement for each Fund: (1) the nature, quality and extent of services provided by DIMA; (2) the management fee rate, operating expenses and total expense ratios; (3) the pre-tax profits realized by DIMA in managing each Fund; (4) the benefits to the Funds from any economies of scale; and (5) the character and amount of other incidental benefits realized by DIMA and its affiliates. With respect to these factors, the Board reached the following conclusions in approving the renewal of the Current Management Agreement for each Fund: (1) the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory; (2) the management fees, coupled with DIMA’s commitment to cap expenses (if applicable), were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA; (3) the pre-tax profits realized by DIMA were not unreasonable; (4) the management fee schedule, together with the expense caps (if applicable), reflects an appropriate level of sharing of any economies of scale; and (5) the management fees were reasonable in light of the fallout benefits to DIMA. The Board believes that the factors considered and the conclusions that were reached in connection with the renewal of the Current Management Agreement are relevant in approving the Amended Management Agreement.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Market Timing Related Regulatory and Litigation Matters

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS Funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain Funds for a period of five years and not increase management fees for those Funds during this period; the Funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the Funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, Fund prospectuses and the mutual funds’ web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the Funds and the impact of fees and expenses on fund returns. DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS Funds. These lawsuits name as defendants various persons, including certain DWS Funds, the Funds’ investment advisors and their affiliates, and certain individuals, including in some cases Fund Trustees, officers, and other parties. Each DWS Fund’s investment advisor has agreed to indemnify the applicable DWS Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the Funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS Fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS Funds.

Information Regarding DIMA

The name, address and principal occupation of each principal officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and CEO of DWS Scudder
Jennifer Birmingham*	Chief Financial Officer and Treasurer	Director and CFO of Asset Management
John Pak	Secretary and Chief Legal Officer	Global Head of the Asset Management Institution Legal
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Kyle P. Delaney*	Executive Vice President	Managing Director, Private Wealth Management
John Robbins	Chief Compliance Officer	Regional Head of Asset Management Compliance
John H. Kim	Assistant Secretary	Director and Senior Counsel for Asset Management
Anjie LaRocca	Assistant Secretary	Corporate Governance and Section 16 Officer

*	The address for Ms. Birmingham and Mr. Delaney is 280 Park Avenue, New York, NY 10154.

DIMA is a part of DeAM, which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DIMA, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Funds with DIMA or its affiliates.

The term “DWS Scudder” is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds. DIMA (and its affiliates) act as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to the Fund. Exhibit O sets forth information regarding the Similar Funds.

Exhibit H sets forth information about each Fund’s relationship with DIMA and certain affiliates of DIMA.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of the Amended Management Agreement. For each Fund, approval of the Amended Management Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If approved by shareholders of your Fund, the Amended Management Agreement for your Fund would take effect on the first day of the following month if the Meeting at which shareholders approve the Amended Management Agreement is held before the 15th day of the month. If the Meeting at which shareholders approve the Amended Management Agreement is after the 15th day of the month, the Amended Management Agreement would take effect on the first day of the next succeeding month. Accordingly, if the shareholders approve the Amended Management Agreement on March 31, 2008, the Amended Management Agreement will take effect on May 1, 2008. The Amended Management Agreement will continue in effect for an initial term ending September 30, 2008 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

In the event that shareholders of a Fund do not approve the Amended Management Agreement for such Fund, the Current Management Agreement and Accounting Agreement for such Fund would remain in effect, and the Board would take such action as it deems in the best interests of the Fund. If Proposal II.A is approved by shareholders of some of the Funds and not by others, the Amended Management Agreement will go into effect for those Funds whose shareholders approved Proposal II.A, and the Board will consider what further actions may be appropriate with respect to Proposal II.A for those Funds whose shareholders did not approve Proposal II.A.

Recommendation of the Board

The Board of your Fund believes that approval of the Amended Management Agreement is in the best interest of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the Amended Management Agreement as set forth in Proposal II.A.

PROPOSAL II.B

APPROVAL OF A SUBADVISER APPROVAL POLICY

(ALL FUNDS)

Although none of the Funds currently have a subadviser, the Board of each Fund has approved, and recommends that shareholders of each Fund approve, a policy that would permit DIMA, subject to the approval of the Board and a majority of its Independent Board Members, to appoint and replace subadvisers and sub-subadvisers without shareholder approval (the “Subadviser Approval Policy”). In addition, the Board approved, and recommends that shareholders of each Fund approve, a policy that would permit DIMA to materially amend a subadvisory agreement with subadvisers and sub-subadvisers for each Fund in the future without shareholder approval. This proposal applies to both subadvisers and sub-subadvisers who are affiliated with DIMA as well as those who are not affiliated with DIMA.

Statutory Authority

Under Section 15(a) of the 1940 Act, no person may serve as an investment adviser, including as a subadviser, to an investment company except pursuant to a written contract that has been approved by the shareholders of the company. As a result, without an order exempting the Funds from these provisions or a rule promulgated by the SEC, the Funds would be unable to implement the proposed Subadviser Approval Policy as set forth in this proposal. The Funds intend to file an application with the SEC for an exemptive order permitting the Funds to implement the policy. A number of other mutual fund complexes have obtained exemptive relief with respect to the ability of advisers to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisers and subadvisers that are wholly owned subsidiaries of the adviser. However, exemptive relief with respect to an adviser’s ability to appoint, replace or amend the subadvisory agreement with a subadviser, who is affiliated with but not a wholly owned subsidiary of the adviser, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. In addition, exemptive relief with regard to an adviser’s or a subadviser’s ability to appoint, replace or amend the sub-subadvisory agreement with a sub-subadviser, without shareholder approval, would also be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Funds’ exemptive application will be granted by the SEC will be sufficiently broad to allow the Funds to implement the proposed Subadviser Approval Policy as set forth in this proposal. In addition, the SEC proposed Rule 15a-5 under the 1940 Act in October 2003 to permit the appointment and termination of subadvisers and amendments to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal, and there is no assurance that the rule will be adopted as proposed.

It generally is a condition of previous exemptive orders and proposed Rule 15a-5 that shareholder approval be obtained before a subadviser approval policy is implemented.

Current Subadviser Approval Process

Currently, after obtaining approval by the Board and a majority of its Independent Board Members, the Fund’s shareholders must approve any subadvisory contract between DIMA and another investment adviser or sub-subadvisory contracts between a subadviser and another investment adviser, pursuant to which the other adviser provides the Fund with investment management services.

Proposed Subadviser Approval Policy

The Subadviser Approval Policy would permit DIMA, subject to the approval of the Board, including a majority of its Independent Board Members and receipt of an exemptive order from the SEC, to terminate a subadviser or sub-subadviser and hire another subadviser or sub-subadviser, as applicable, or materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. Even if shareholders of each Fund approve this proposal, such a structure would not become effective until the Board decides to implement the structure, and a Fund applies for and obtains an exemption from the requirements under Section 15(a) of the 1940 Act or the SEC adopts proposed Rule 15a-5 permitting the structure described above. There is no guarantee that a Fund will apply for, or obtain, a SEC Order or that the SEC will adopt Rule 15a-5 in a form that would permit the structure described above. Nevertheless, because a Special Meeting has been called for the purposes of obtaining shareholder approval for other proposals described in this proxy statement, the Board deemed it advisable to recommend that shareholders approve the arrangements at the same time, to avoid the time and expense of holding another shareholder meeting in the future.

If the Subadviser Approval Policy is adopted, the Board, including its Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between DIMA and any subadviser or sub-subadvisory contracts between subadvisers and any sub-subadviser, as well as all changes to any existing sub-advisory or sub-subadvisory contracts. In addition, the Fund and DIMA will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever DIMA acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by a Fund to DIMA or DIMA’s duties and responsibilities toward the Fund under the Current Management Agreement or the Amended Management Agreement between DIMA and the Fund.

Benefits of the Subadviser Approval Policy

The Board believes that it is in the best interest of each Fund to give DIMA greater flexibility to select, supervise and evaluate subadvisers and sub-subadvisers without incurring the expense and potential delay of seeking specific shareholder approval and to utilize its global investment organization and global investment management expertise. Under current applicable law, while a change in investment management arrangements involving one or more subadvisers or sub-subadvisers can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DIMA and the Board are authorized to implement the proposed Subadviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint a subadviser or sub-subadviser when the Board and DIMA believe that the appointment would benefit the Fund.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of subadvisers in DIMA, subject to review by the Board, in light of DIMA’s significant experience and expertise in this area. The Board will continue to evaluate and approve all new subadvisory contracts or sub-subadvisory contracts as well as any modification to existing subadvisory contracts or sub-subadvisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers or sub-subadvisers.

Required Vote

Each Fund will vote separately on the Subadviser Approval Policy. Approval of the Subadviser Approval Policy with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If the shareholders of a Fund fail to approve the Subadviser Approval Policy, the current subadviser approval process will remain in effect for that Fund.

Recommendation of the Board

The Board of your Fund believes that approval of the proposed Subadviser Approval Policy is in the best interest of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Subadviser Approval Policy as set forth in Proposal II.B.

PROPOSAL III

APPROVAL OF REVISED FUNDAMENTAL INVESTMENT POLICIES

(ALL FUNDS)

Each Fund has adopted certain investment policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. Over time, some Funds adopted fundamental investment policies to reflect certain regulatory, business or industry conditions. Changes in applicable law or regulation now permit investment companies like the Funds to remove or revise certain of these investment policies, if approved by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund. In addition, different DWS Funds have adopted different language for similar investment policies and/or have investment policies that are combined in different ways.

Each Fund’s Board has concluded that certain investment policies should be revised or removed based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. At the Meeting, shareholders will be asked to approve the revised investment policies. A list of the fundamental investment policies that would apply to each Fund if each proposal is approved by its shareholders is set forth in Exhibit N.

The revised investment policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of the Funds’ assets and simplify the process of monitoring compliance with investment policies. Except as noted below, the 1940 Act does not require these investment policies to be fundamental.

The revised investment policies do not affect the investment objectives of the Funds, which remain unchanged (although shareholders of certain Funds are being asked to reclassify their investment objectives and policies as non-fundamental; see Proposal IV). Except as otherwise indicated, the Funds will continue to be managed in accordance with the investment parameters described in their Prospectuses and Statements of Additional Information and in accordance with applicable law. With respect to Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, DIMA anticipates recommending to the Board that the investment policy of the Funds relating to investments in instruments with a remaining maturity of 12 months or less be changed to conform with the standards as articulated by the 1940 Act, which currently permits money market funds to invest in instruments that have a remaining maturity of not more than 397 days or 13 months.

In addition, the proposed change to the concentration policy of Money Market Portfolio, a series of Cash Account Trust, and DWS Money Market Prime Series would eliminate each Fund’s ability to invest less than 25% of its total assets in securities of banks and would permit each Fund to invest in securities of foreign banks.

Certain of the revised investment policies would give the Funds an increased ability to engage in certain activities, as described in more detail below. The Board may adopt such non-fundamental investment policies for the Funds as it determines to be appropriate and in the Funds’ best interests, and those policies could be adopted without shareholder approval. Except where indicated below, the proposed modifications are not expected to affect significantly the manner in which the Funds are managed. Certain of the proposed changes could result in a material increase in the level of investment risk associated with an investment in a particular Fund, if a proposal provides greater authority (to borrow money, for example), and that Fund utilizes that increased authority. The increased risks to the Funds are detailed below.

Each Fund’s Board unanimously recommends that shareholders approve the proposal to amend or remove each Fund’s fundamental investment policies, as discussed below. The Funds affected by the proposed changes are listed in italics at the beginning of each section. Each section sets out the fundamental investment policies that will apply to each Fund if shareholders of that Fund approve the proposal.

In certain modified investment policies below, the reference to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the SEC or another regulatory agency with jurisdiction over the Funds.

Shareholders will be asked to vote collectively on the proposed revised fundamental investment policies but shareholders will have the ability to withhold a vote from one or more policies on their enclosed Proxy Card.

Proposal III.A: Borrowing Money.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.A, the Fund’s current fundamental investment policy on borrowing money would be modified to read as follows:

“The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment policy indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets. Currently, each Fund may only borrow to meet redemption requests, which otherwise might cause a disposition of securities, except for Tax-Exempt California Money Market Fund which may enter into “reverse repurchase agreements” to raise cash on a temporary basis to meet redemptions when it would like to retain municipal securities in its portfolio and it expects to be able to repurchase them in a short time with funds from maturing investments and from net sales of fund shares.

To limit the risks attendant to borrowing, a Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a Fund’s net investment income in any given period.

Proposal III.B: Senior Securities.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.B, the Fund’s current fundamental investment policy on senior securities would be modified to read as follows:

“The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The proposed modification would permit the Funds to issue senior securities up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. The 1940 Act establishes limits on the ability of the Funds to engage in leverage through the issuance of “senior securities,” a term that is defined, generally, to refer to a Fund’s obligations that have a priority over the Fund’s shares with respect to the distribution of Fund assets or the payment of dividends. The Funds currently cannot issue senior securities as that term is defined in the 1940 Act.

Proposal III.C.i: Concentration for Funds That Will Concentrate in Bank Obligations.

Funds to which this Proposal applies: Money Market Portfolio and DWS Money Market Prime Series

If shareholders of a Fund approve Proposal III.C.i, the Fund’s current fundamental investment policy on concentration would be modified to read as follows:

“The Fund may not concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.”

Discussion of Proposed Modifications. The current fundamental investment policy for Money Market Portfolio prohibits concentration in a particular industry, provided, however, that (a) the Fund has the authority to invest 100% of its assets U.S. Government Obligations and (b) the Fund will invest at least 25% of its assets in obligations of banks. The current fundamental investment policy for DWS Money Market Prime Series prohibits concentration in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided, however, that the Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker’s acceptances of U.S. Banks in accordance with its investment objectives. For each of these Funds, the proposed change would simplify and standardize the Fund’s concentration policy. The Funds would still be prohibited from concentrating their investments in any industry (excluding U.S. government obligations), as concentration is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, except that the Funds would invest more than 25% of their total assets in obligations of banks and other financial institutions. The proposed policy would eliminate the Fund’s ability to invest less than 25% of its total assets in securities of banks and would permit the Fund to invest in securities of foreign banks in order to satisfy this concentration policy.

A significant portion of all eligible money market instruments is issued by banks and other financial institutions and DIMA has advised the Board that the proposed investment policy would permit the Funds to invest a greater percentage of its assets in a large segment of available money market instruments and may provide the potential for increasing the Fund’s returns. The Fund’s investments in a single industry, however, even though representing interests in different companies in such industry, may be affected by common economic forces and other factors. Because the Funds will concentrate in the banking and financial institutions industry, they may be particularly vulnerable to factors affecting that industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank’s lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. Investments in foreign banks, in addition to the risks described above, also subject a Fund to enhanced risks relating to liquidity, marketability, foreign taxation, nationalization and currency exchange controls. In addition, foreign banks are not subject to examination by any U.S. governmental agency or instrumentality. All Fund investments would continue to comply with applicable SEC regulations relating to money market funds.

Proposal III.C.ii: Concentration for Funds That Will Not Concentrate in Bank Obligations.

Funds to which this Proposal applies: Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.C.ii, the Fund’s current fundamental investment policy on concentration would be modified to read as follows:

“The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The current fundamental investment policy of the Funds listed above, prohibits concentration in a particular industry, excluding U.S. government obligations for Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund and municipal securities for Tax-Exempt Portfolio. The current fundamental investment policy of Tax-Exempt Portfolio also prohibits concentration in any one state. For each of these Funds, the proposed change would have no material effect on the Fund’s investments, but would simplify and standardize the Fund’s concentration policy. The Funds would still be prohibited from concentrating their investments in any other industry (excluding U.S. government obligations), as concentration is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction. U.S. government obligations and municipal obligations are not considered an “industry” for purposes of the 1940 Act policy on concentration. As a matter of fundamental investment policy, Tax-Exempt Portfolio will still invest at least 80% of its net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax. As a matter of fundamental investment policy, Tax-Exempt California Money Market Fund will still invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from California and federal income tax and from alternative minimum tax.

Proposal III.D: Underwriting of Securities.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.D, the Fund’s current fundamental investment policy on underwriting of securities would be modified to read as follows:

“The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.”

Discussion of Proposed Modifications. The proposed new investment policy would revise the current policy without making any material changes and would conform the Fund’s investment policy in this area to that of other Funds in the DWS Fund complex.

Proposal III.E: Real Estate Investments.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.E, the Fund’s current fundamental investment policy on real estate investments would be modified to read as follows:

“The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment policy indicating the extent to which the fund may engage in the purchase and sale of real estate. Most Funds’ current fundamental investment policy generally prohibit the purchase or sale of real estate, but except securities secured by real estate or interests therein. Most of the Funds also explicitly prohibit the holding or selling of real estate except for real estate acquired as a result of the Fund’s ownership of securities.

The proposed investment policy would preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate. As a result of exercising its rights attached to real estate-related securities, a Fund could eventually own an interest in real property. If this occurs, the Fund would consider the appropriate action to take with respect to the property, including disposing of the property, consistent with the Fund’s best interests.

Proposal III.F: Commodities.

Funds to which this Proposal applies: All Funds

If shareholders of a Fund approve Proposal III.F, the Fund’s current fundamental investment policy on investing in commodities would be modified to read as follows:

“The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The current fundamental investment policy, in relevant part, of Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund is:

The Fund may not invest in commodities or commodity futures contracts.

The current fundamental investment policy for Treasury Portfolio and DWS Money Market Prime Series is:

The Fund may not purchase physical commodities or contracts relating to physical commodities.

Physical commodities include bulk goods, such as grains, metals and foodstuffs. It should be noted that the current policy for DWS Money Market Prime Series and Treasury Portfolio does not restrict investment in financial commodities and contracts related to financial commodities, such as currencies and stock index futures. The proposed policy would not alter such Funds’ ability to make such investments in financial commodities. Under the proposed policy, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in commodities or contracts related to commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing commodities or commodity-related instruments. None of the Funds’ investment strategies currently contemplates investments in commodities or contracts related to commodities, and DIMA does not currently anticipate proposing any changes to such investment strategies to allow such investments. Therefore, amending this investment policy currently is not expected to have a material effect on a Fund, but would provide a Fund with flexibility to invest in commodities and contracts related to commodities in the future to the extent DIMA and the Board of a Fund determine such investments could assist a Fund in achieving its investment objectives and are consistent with the best interests of the Fund. If a Fund were to invest in a commodity or a commodity related instrument, it would be subject to the additional risks of the particular commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. A Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of a Fund’s portfolio in commodities.

Proposal III.G: Lending.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.G, the Fund’s current fundamental investment policy on lending would be modified to read as follows:

“The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment policy indicating the extent to which the fund may lend. The Funds’ current fundamental investment policy on lending does not allow it to make loans to other persons, except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The SEC frequently treats these agreements as loans.)

The proposed modifications would: (1) permit securities lending and the use of repurchase agreements by all the Funds; and (2) allow the Funds to lend money and other assets – thus becoming a creditor – to the full extent permitted under the 1940 Act. The proposed modifications would also conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policy with respect to making loans.

Proposal III.H: Portfolio Diversification for Diversified Funds.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.H, the Fund’s current fundamental investment policy on portfolio diversification for Funds that are classified as “diversified” under the 1940 Act would be modified to read as follows:

“The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. All of the Funds listed above are “diversified” funds under the 1940 Act and, accordingly, must have fundamental investment policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as “diversified.” The diversified” Funds have stated their diversification investment policies in several different ways, and in many instances their current policies are somewhat more limiting than is necessary in order to qualify as “diversified” funds.

The current fundamental policy for Government & Agency Securities Portfolio is:

“The Portfolio may not purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio’s assets would be invested in securities of that issuer.”

The current fundamental policy for Money Market Portfolio is:

“The Portfolio may not purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio’s assets would be invested in securities of that issuer.”

The current fundamental policy for Tax-Exempt Portfolio is:

“The Portfolio may not purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio’s assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.”

The current fundamental policy for Tax-Exempt California Money Market Fund is:

“The Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.”

The proposed investment policy would modify the Funds’ fundamental investment policy regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law. Currently, under the 1940 Act, a “diversified” fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its instrumentalities or securities of other investment companies) if, as a result, as to 75% of its total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund (the “75% test”). Thus, the proposed fundamental investment policy will apply to each Fund the 75% test, as it may be amended from time to time (without a Fund’s Board or shareholders taking further action).

In addition, the Funds are subject to additional, stricter diversification requirements imposed by Rule 2a-7 under the 1940 Act. Rule 2a-7 currently limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a money market fund’s assets, in contrast to the 75% test, which applies with respect to 75% of a non-money market fund’s assets. Rule 2a-7 does provide a safe harbor for a money market fund to invest up to 25% of its assets in securities of a single issuer, but only for a period of up to three days.

Proposal III.I: Investing for Control.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.I, the Fund’s current fundamental investment policy on investing for the purpose of exercising control would be removed.

Discussion of Proposal. In order to maximize each Fund’s investment flexibility, the Board proposes that each Fund’s investment policy relating to investing for the purpose of exercising control or management be removed. The Funds currently do not intend to make investments for the purpose of exercising control.

Proposal III.J: Restricted and Illiquid Securities.

Fund to which this Proposal applies: Tax-Exempt California Money Market Fund

If shareholders of this Fund approve Proposal III.J, the Fund’s current fundamental investment policy on investing in securities subject to restrictions on disposition (so-called “restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), and illiquid securities would be removed.

Discussion of Proposal. In order to improve the Fund’s investment flexibility, the Board proposes that this investment policy be removed. If this investment policy is removed, the Fund will remain subject to the SEC’s limitations in this area. Current SEC interpretations provide that a money market mutual fund, such as the Fund, cannot invest more than 10% of its net assets in illiquid securities. Under current SEC interpretations, certain securities which are “restricted securities” under the 1933 Act may nevertheless be deemed “liquid” for purposes of these limitations if a sufficient trading market exists for them. Such securities include commercial paper issued under Section 4(2) of the 1933 Act and privately placed securities which can be traded among institutions pursuant to Rule 144A under the 1933 Act. While not expected to change the way the Fund’s portfolio is currently managed, the adoption of this proposal will allow the Fund to respond more quickly and easily to any subsequent changes in interpretation by the SEC in this area.

Illiquid securities involve additional risks, including the risk that it may be difficult to obtain an accurate price for the security and that it may be difficult or impossible to sell the security at the time and the price that the Fund would expect.

Proposal III.K: Margin Transactions.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.K, the Fund’s current fundamental investment policy on margin transactions would be removed.

Discussion of Proposal. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental policy be removed. Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere. Currently, these Funds have fundamental investment policies that prohibit margin transactions, except where, for example, borrowing is necessary for the clearance of transactions. The Funds do not intend to buy securities on margin, but the proposed modification would make the absence of a formal investment policy in this area uniform across the DWS Fund complex.

Proposal III.L: Securities Issued by Other Investment Companies.

Fund to which this Proposal applies: Tax-Exempt California Money Market Fund

If shareholders of this Fund approve Proposal III.L, the Fund’s current fundamental investment policy on investments in securities issued by other investment companies would be removed.

Discussion of Proposal. The 1940 Act limits the extent to which a mutual fund may acquire securities of other investment companies. Under the 1940 Act, a mutual fund’s investment in investment companies generally – but subject to many exceptions – cannot exceed (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the fund’s total assets with respect to shares of any one investment company, and (iii) 10% of the fund’s total assets with respect to shares of investment companies in the aggregate.

The Fund currently may not invest in other investment companies except as permitted under the 1940 Act. In order to conform the Fund’s policy in this area to that of other Funds in the DWS Fund complex, the Board proposes that this investment policy be removed. Any such investment would still be subject to the requirements of the 1940 Act.

Proposal III.M: Short Sales.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.M, the Fund’s current fundamental investment policy on short sales of securities would be removed.

Discussion of Proposal. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental policy be removed. Currently, all of the funds listed above have a fundamental investment policy that prohibits short sales of securities.

Typically, in a short sale, an investor borrows a security from a lender, sells that security to a third party, and is obligated to return an identical security to the lender. The obligation to return an identical security to the lender involves the risk that the price of the securities that the borrower is obligated to purchase (and then return to the lender) may be higher than the price the borrower received for the sale of the securities and that the fund will underperform as a result.

Even if this proposal is approved by shareholders, the Funds do not expect to engage in short sales.

Proposal III.N: Options.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.N, the Fund’s current fundamental investment policy prohibiting the writing or purchasing of puts, calls, options or combinations thereof would be removed.

Discussion of Proposal. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental investment policy be removed.

Investments in puts and calls involve certain risks. Since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless. Further, if the Fund writes a covered call option and the price of the underlying security appreciates beyond the option strike price, the Fund may be required to sell the security at the lower option price and will not enjoy its full market appreciation.

Even if this proposal is approved by shareholders, the Funds do not expect to engage in the writing or purchasing of puts, calls, options and combinations thereof.

Proposal III.O: Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Adviser.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III.O, a Fund’s current fundamental investment policy on investments in issuers whose securities are owned by officers and Trustees of the Fund or its investment adviser would be removed.

Discussion of Proposal. The Funds currently prohibit investments in an issuer where any of the officers or Trustees of the Fund or its investment adviser owns individually more than 1/2 of 1% of the securities of the issuer, and together such officers and trustees own more than 5% of the securities of the issuer.

In order to improve a Fund’s investment flexibility, the Board proposes that this investment policy be removed. The removal of this investment policy will not remove any meaningful existing safeguard against transactions involving conflicts of interest between portfolio companies and the Fund’s Trustees, officers or advisers, including those imposed by the Fund’s Code of Ethics or other applicable legal or regulatory limitations.

Proposal III.P: Issuers with Short Histories.

Fund to which this Proposal applies: Tax-Exempt California Money Market Fund

If shareholders of the Fund approve Proposal III.P, the Fund’s current fundamental investment policy prohibiting the Fund from investing more than 5% of its total assets in industrial development bonds sponsored by companies who, along with any predecessors, have less than three years of continuous operations would be removed.

Discussion of Proposal. The 1940 Act does not require a mutual fund to adopt a fundamental investment policy with respect to investments in companies with less than three years of continuous operations. In order to improve the Fund’s investment flexibility, the Board proposes that this fundamental investment policy be removed. However, the Fund does not currently intend to make significant investments in industrial development bonds sponsored by companies who, along with any predecessors, had less than three years of continuous operations.

Proposal III.Q: Investment Objectives.

Fund to which this Proposal applies: Tax-Exempt California Money Market Fund

If shareholders of the Fund approve Proposal III.Q, the Fund’s current fundamental investment policy prohibiting the purchase of securities or an investment other than in accordance with its investment objectives and policies would be removed.

Discussion of Proposal. The 1940 Act does not require a mutual fund to set forth an investment policy prohibiting the purchase of securities or an investment other than in accordance with a mutual fund’s investment objectives and policies.

In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental investment policy be removed. The removal of this investment policy will not remove any meaningful safeguard against transactions involving the purchase of securities or an investment. Any purchase of securities or investments would still be subject to the Fund’s investment policies and the requirements of the 1940 Act.

Proposal III.R: Pledging Assets.

Fund to which this Proposal applies: Tax-Exempt California Money Market Fund

If shareholders of the Fund approve Proposal III.R, the Fund’s current fundamental investment policy on pledging assets would be removed.

Discussion of Proposal. The pledging restrictions of the Fund could limit the Fund’s ability to borrow on a secured basis.

The Board believes that it is advantageous to remove the fundamental investment policy on pledging assets since it would improve the Fund’s investment flexibility and permit it to address the appropriateness of pledging assets on a case-by-case basis, consistent with current industry practice and market conditions.

Pledging or otherwise encumbering Fund assets entails certain risks. For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Proposal III-S: Oil, Gas and Mineral Programs.

Funds to which this Proposal applies: Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund

If shareholders of a Fund approve Proposal III-S, the Fund’s current fundamental investment policy on investments in oil, gas and mineral programs would be removed.

Discussion of Proposed Modifications. The Funds’ current policies prohibit these investments. In order to maximize each Fund’s investment flexibility, the Boards propose that each Fund’s policy on oil, gas, and mineral investments be removed.

Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition. As money market funds, the Funds may not invest in oil, gas or mineral interests except insofar as a company involved in oil, gas or mineral interests may issue securities eligible for purchase by a money market fund.

Required Vote

Each Fund will vote separately with respect to approval of the proposals to modify or eliminate a fundamental investment policy. For each Fund, approval of each proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If any proposal is not approved for a Fund, then the Fund’s existing fundamental investment policy on that topic will remain in effect, although the Board may take other appropriate action. If shareholders approve the changes to the fundamental investment policies of a Fund, such changes will become effective as soon as practicable after the Fund’s prospectus or statement of additional information has been supplemented to describe the new investment policy.

Recommendation of the Board

The Board of your Fund believes that the proposed revisions to or removal of the fundamental investment policies are in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of each proposal to modify or eliminate a fundamental investment policy as set forth under Proposals III.A – III.S.

PROPOSAL IV.A

APPROVAL OF RECLASSIFICATION OF FUNDAMENTAL INVESTMENT

OBJECTIVES AS NON-FUNDAMENTAL

(Government & Agency Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, Tax-Exempt California Money Market Fund)

Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund’s investment objective be “fundamental,” meaning that shareholder approval is required to change it. The Funds have classified their investment objectives as fundamental. The Boards of these Funds have approved a proposal to make each Fund’s investment objective non-fundamental.

If approved by shareholders, this change would mean that the Board of a Fund would be able to change the Fund’s investment objective in the future without further action by shareholders. This change would enhance a Fund’s flexibility by allowing a Board to more easily alter the Fund’s investment objective when the Board believes it is in the best interests of the Fund or when necessary to comply with possible future regulatory changes. Of course, Fund shareholders would receive notice – prior to its implementation – of any change to a Fund’s investment objective that has been approved by the Board.

Required Vote

Approval of Proposal IV.A for each Fund requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If Proposal IV.A is not approved for a Fund, then the fundamental characterization of that Fund’s investment objective will remain. The Board of the Fund may also consider any other appropriate action.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal IV.A.

PROPOSAL IV.B

APPROVAL OF RECLASSIFICATION OF FUNDAMENTAL INVESTMENT

POLICIES AS NON-FUNDAMENTAL

(Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio)

The Funds’ prospectuses currently contain a statement that characterizes the investment policies of the Fund as fundamental, unless otherwise stated. The Funds believe that this statement is overbroad and, therefore, creates difficulty in operating a Fund and for current or potential shareholders of a Fund in determining which policies of the Fund are fundamental. The current statement also unnecessarily restricts a Fund’s flexibility and may make it more difficult to respond to changing conditions. Removing the fundamental characterization of all investment policies not otherwise specifically identified as fundamental would be consistent with industry standards and would allow the Board of a Fund to modify its investment policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law and the Fund’s clearly identified fundamental policies.

If Proposal IV.B is approved by shareholders, DIMA anticipates recommending to the Board that the investment policy of the Funds relating to investments in instruments with a remaining maturity of 12 months or less be changed to conform to the standards as articulated by the 1940 Act. The 1940 Act currently permits money market funds to invest in instruments that have a remaining maturity of not more than 397 days or 13 months. DIMA believes that this change is consistent with industry practice and will increase the number of instruments in which the Funds will be permitted to invest, which could improve performance relative to other money market funds. Shareholders will receive notice of any change to a Fund’s investment policy that has been approved by the Board.

Required Vote

Approval of Proposal IV.B for each Fund requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If Proposal IV.B is not approved for a Fund, then the fundamental classification of that Fund’s investment policies will remain. The Board of the Fund may also consider any other appropriate actions.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal IV.B.

PROPOSAL V

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

(ALL FUNDS)

Mutual funds are subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state laws. The Funds are subject to Massachusetts law because each such Fund is a series of a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. Each of the Funds currently operates under the current Declaration of Trust of the Trust of which it is a series (together, the “Current Declarations”).

Your Fund’s Trustees recommend that you vote to approve an Amended and Restated Declaration of Trust (the “Restated Declaration”). The Trustees believe that it is in the best interests of the Funds to use the opportunity presented by the Meeting to modernize the Funds’ Current Declarations and make them as uniform as possible across all the DWS Funds organized as Massachusetts business trusts that the proposed consolidated board would oversee. Approval of the Restated Declaration with respect to a Trust requires the vote of a majority of the shares of each Fund that is a series of such Trust outstanding and entitled to vote.

It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide greater flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Restated Declaration will not alter in any way the Trustees’ existing duties of care and loyalty, nor will your Fund’s current investments and investment policies change by virtue of the adoption of the Restated Declaration.

Shareholders of Tax-Exempt California Money Market Fund should note that the Current Declaration for their Fund does not authorize the Fund to issue more than one class of shares. Therefore, all references to provisions in the Current Declarations relating to classes in the discussion below do not apply to Tax-Exempt California Money Market Fund.

Summary of Important Differences

A summary of the more important differences between the Restated Declarations and the Current Declarations is set forth below. Not all of the differences between the Restated Declarations and the Current Declarations are described below and you should carefully review the form of Restated Declaration, which is attached hereto as Exhibit I. The discussion below is qualified in its entirety by reference to the form of Restated Declaration.

Future Amendments to Declarations. The Restated Declarations give the Board the broad power to amend the Restated Declarations without approval of the shareholders, except for any amendment that would impair a shareholder’s voting rights specifically granted in the Restated Declarations, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval. The Restated Declarations require, however, that notice be given to shareholders of material amendments to the Declaration of Trust made by the Board without shareholder approval that would affect the rights of those shareholders. In addition, if a shareholder vote is required to approve an amendment, the amendment requires the vote of holders of at least sixty-six and two-thirds percent of the shares outstanding and entitled to vote of the Trust, unless the amendment is recommended by the Board, in which case a vote by a majority of the outstanding voting securities of the Trust is required. However, if the Board determines that an amendment affects only one or more series or classes of the Trust, the amendment may be approved by vote of only such one or more series or classes. The Restated Declarations provide that any provision that requires the approval of more than a majority of the Trustees for any matter may be amended only with the approval of such greater number of the Trustees. The Restated Declarations, however, prohibit amendments that impair the exemption from personal liability granted in the Restated Declarations to persons who are or have been shareholders, Trustees, officers, employees or agents of the Trust, that permit assessments upon shareholders or that limit the rights to indemnification with respect to actions or omissions of persons entitled to indemnification under the Restated Declarations prior to the amendment. The Current Declarations may be amended without shareholder approval only in limited circumstances. By allowing future amendments of the declarations of trust in most circumstances without shareholder approval, the Restated Declarations give the Board the necessary authority to react quickly to future contingencies without the cost and delay of a meeting of the shareholders.

Fund Reorganizations and Combinations. Unlike the Current Declarations, the Restated Declarations generally would permit the Board, subject to applicable law, to reorganize or combine a Trust, any Fund that is a series of the Trust or any class of the Trust, into any corporation, association, trust or series (including another series or class of the Trust), or other entity without shareholder approval. The Restated Declarations also clarify the Board’s authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Fund into a single class of a Fund, similar to a reorganization. The Current Declarations generally require a majority shareholder vote for approval of any type of reorganization or combination, but do not address the combination of classes.

The Restated Declarations would allow the Board added flexibility when considering reorganizations to make decisions it feels are in the Funds’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. The Restated Declarations require that affected shareholders be provided with notification of any such transaction. The authority granted to the Board under the Restated Declarations would be subject to the requirements of applicable law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this requirement, some transactions will require shareholder approval even though the Restated Declarations would not otherwise require it. A reorganization could, in certain circumstances, adversely affect a Fund’s or class’ expense ratio or other aspects of a shareholder’s investment.

Shareholder Voting. The Restated Declarations provide that on any matter to be voted on by shareholders, all Funds and classes of a Trust then entitled to vote on the matter vote together as a single class, except when otherwise required by the 1940 Act or when the Board has determined that the matter affects only the interests of shareholders of one or more funds or classes. Under the Current Declarations, shareholders generally vote by individual Fund. Both the Restated Declarations and the Current Declarations provide for the calling of a shareholder meeting for the purpose of removing a Trustee when requested by shareholders holding not less than 10% of Trust’s outstanding shares. In addition, the Current Declarations, unlike the Restated Declarations, provide for the calling of a shareholder meeting for any purpose when requested by shareholders holding not less than 25% of the Trust’s outstanding shares.

Derivative Actions. The Restated Declarations provide that a shareholder may not bring or maintain a court action, proceeding or claim on behalf of the Trust without first making a demand on the Board, requesting that the Board Members bring the action on behalf of the Trust. This provision incorporates recent changes in Massachusetts corporate law that require that a demand be made in all circumstances. The Restated Declarations also permit the Trustees to submit the question of whether a derivative action should be brought or maintained to a vote of shareholders.

These provisions of the Restated Declarations are intended to save the time and expense of bringing a suit that a Board in its judgment does not believe would be in the best interests of the Trust and to align more closely the rights and powers of shareholders and the Board of the Fund with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of this change may be to discourage suits brought in the name of a Trust or Fund by shareholders.

The Current Declarations do not contain provisions which address the bringing of derivative actions, except that, under the Current Declaration for Tax-Exempt California Money Market Fund, shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not an action should be brought derivatively or as a class action on behalf of the Trust.

Forum Selection. The Restated Declarations require that actions by shareholders against a Fund be brought only in the federal district court for the Southern District of New York, or the business litigation court in Boston, Massachusetts. The Current Declarations do not contain provisions on forum selection.

Involuntary Redemption of Shares and Small Accounts. The Current Declarations specifically address the involuntary redemption of shares only in certain limited circumstances. For the avoidance of doubt and to ensure that the Trust can meet the requirements of applicable law and take actions to protect the interests of the Funds, the Restated Declarations permit involuntary redemption of a shareholder’s shares at any time for any reason the Trustees deem appropriate, subject to the 1940 Act and other applicable law, including in the following circumstances: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, which may differ for any Fund or class, (b) if a particular shareholder’s ownership of shares would disqualify a Fund as a regulated investment company for tax purposes, (c) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of a Fund (for example, in the case of a market timer), (d) upon a shareholder’s failure to provide sufficient identification to permit a Fund to verify the shareholder’s identity, (e) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular Fund or class of shares, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of Fund shares.

Because each Fund currently pays certain costs that are incurred in whole or in part on a per account basis, a large number of relatively small holder accounts can materially increase a Fund’s expense ratio. For the avoidance of doubt, the Restated Declaration specifically authorizes the Board to take any action with respect to small accounts as they deem appropriate, including the imposition of fees on accounts that fall below a minimum account size for any reason and the redemption of shares in such accounts in order to pay such account fees.

Retirement/Removal of Trustees. Under the Restated Declarations, a Trustee may be removed with or without cause by a two-thirds shareholder vote or by vote of two-thirds of the remaining Trustees. A Trustee that has become incapacitated or declared incompetent may be retired by a majority of the other Trustees. The Restated Declarations also provide for the automatic retirement of Trustees in accordance with any retirement or term limit policy set by the Trustees. Unless there is a written instrument or policy providing for compensation to resigning, retiring or removed Trustees, Trustees are not entitled to any compensation from the Trust following resignation, retirement or removal.

The Current Declarations provide for removal for cause by majority Trustee vote, or for removal with or without cause by majority shareholder vote. As a result, under the Restated Declarations, it will be more difficult for shareholders to remove Board Members. Also, under the Restated Declarations, the Board Members would have the power to remove a Board Member (including a Board Member who had been elected by shareholders) even though such Board Member had not engaged in any conduct that would give rise to “cause” for removal. A Board Member would be removed only if two-thirds of the remaining Board Members deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interest of the Funds.

Trustee Standard of Care. The Restated Declarations clarify that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The Current Declarations do not specifically address this matter.

Disclosure of Shareholder Holdings. The Restated Declarations specifically authorize the Board to require disclosure from shareholders with respect to the direct and indirect ownership of Fund shares in order to comply with various laws or regulations, or as the Board may otherwise decide. The Restated Declarations, also permit the Board to disclose this information for any reason, and, as noted above, to redeem shares held by shareholders that do not comply with such a demand. The Board may require such information, for example, to assist a Fund in complying with its market timing policies and applicable anti-money laundering regulations. The Current Declarations do not specifically address such disclosure.

Redemption Fees. The Restated Declarations clarify that fees or charges may be imposed on shares being redeemed.

Assessments on Shareholders. The Restated Declarations provide that all shares issued in accordance with the Declaration are fully paid and nonassessable and prohibit assessments to be made on shareholders, but for the avoidance of doubt, provides that any sales charges, creation or redemption fees, account or other fees permitted to be charged to shareholders under applicable law are not deemed to be assessments for the purposes of the Restated Declaration. The Current Declarations provide that shares are nonassessable but also provide that the Trustees may cause each shareholder to pay directly for charges of the Trust’s custodian or transfer or shareholder service or similar agent.

Investment Advisory Agreements. The Restated Declarations would not require a shareholder vote to approve an advisory agreement, except where required by law. The Current Declarations provide for a shareholder vote on any contract for advisory and/or management services, even where not otherwise required by law.

Indemnification of Trustees and Officers. The Current Declarations provide for the indemnification by the Trust of Trustees and officers, with certain exceptions. The Restated Declarations modify the indemnification provision by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Restated Declarations provide that, in making either of these determinations, the disinterested Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Trust or Fund.

Cancellation of Share Certificates. The Restated Declarations permit a Fund’s Board, if it determines that shares may be held in book-entry form only, to cancel any outstanding share certificates upon written notice to shareholders, even if the certificates are not surrendered to a Fund. The cancellation of share certificates will not affect ownership by shareholders of the shares evidenced by such certificates. The Current Declarations do not specifically address the retiring of outstanding share certificates.

Share Classes. The Current Declaration for Tax-Exempt California Money Market Fund does not authorize the Fund to issue more than one class of shares. The Current Declarations for the other Funds and the Restated Declarations give broad powers to the Board to divide the shares of any Fund into one or more classes, with shares of a class having such preferences and special or relative rights or privileges as the Board may determine.

Required Vote

Approval of the Restated Declaration with respect to a Trust will require the affirmative vote of a majority of the shares outstanding and entitled to vote of each Fund that is a series of the Trust. If the shareholders of a Trust fail to approve the Restated Declaration, the Current Declaration will remain in effect for that Trust. The table below shows which Funds are series of which Trusts.

Trust	Funds
Cash Account Trust	Government & Agency Securities Portfolio Money Market Portfolio Tax-Exempt Portfolio
DWS Money Funds	DWS Money Market Prime Series
Investors Cash Trust	Treasury Portfolio
Tax-Exempt California Money Market Fund	Tax-Exempt California Money Market Fund

Board Recommendation

The Board of your Fund believes that approval of the Restated Declaration is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal V.

ADDITIONAL INFORMATION

Proxy Costs. The Funds will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund, which are estimated to be approximately $3.2 million in the aggregate for the Funds. However, DIMA has agreed to pay or reimburse the Funds for at least 10% of the aggregate proxy costs. See Exhibit J for the costs borne by each Fund.

Voting Power. For each Trust and for each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxies are being solicited from your Fund’s shareholders by your Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, in the case of Proposal I, FOR election of all nominees and, in the case of all other Proposals, FOR approval of the Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal. For each Trust and for each Fund, the presence at the Meeting of thirty percent of the shares of such Trust or such Fund, respectively, outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting.

Record Date and Method of Tabulation. Shareholders of record at the close of business on January 3, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund that were issued and outstanding as of December 10, 2007 are set forth in Exhibit K to this Proxy Statement.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shareholders will vote by individual Fund on all proposals.

The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I and will have the effect of a negative vote on Proposals II.A, II.B, III.A-III.S, IV.A, IV.B and V. “Broker non-votes” will have no effect on Proposal I and will have the effect of a negative vote on Proposals II.A, II.B, III.A-III.S, IV.A, IV.B and V. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit L to this Proxy Statement sets forth information as of December 10, 2007 regarding the ownership of the Funds’ shares by the only persons known by the Funds to own more than 5% of the outstanding shares of a class of any Fund. Collectively, the Board Members and executive officers of each Fund and each nominee own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. D.F. King & Co. has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost as follows:

Funds	Solicitation Costs
Government and Agency Securities Portfolio	$109,066.04
Money Market Portfolio	$138,192.63
Tax-Exempt Portfolio	$16,754.50
DWS Money Market Prime Series	$94,421.74
Treasury Portfolio	$4,241.84
Tax-Exempt California Money Market Fund	$1,302.11

However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the D.F. King & Co. representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the D.F. King & Co. representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to D.F. King & Co., then the D.F. King & Co. representative has the responsibility to explain the process, to read the Proposals listed on the Proxy Card and to ask for the shareholder’s instructions on each Proposal. Although the D.F. King & Co. representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. D.F. King & Co. will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram that confirms his or her vote and that asks the shareholder to call 1-800-714-3305 immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement

Proxy Card, they may contact D.F. King & Co. toll-free at 1-800-714-3305. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of D.F. King & Co. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Except as noted above, the costs of solicitation will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to D.F. King & Co. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment. If sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting with respect to such Proposal for a reasonable period of time to permit further solicitation of proxies.

Principal Underwriter. The principal underwriter for each Fund is DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Information Concerning Independent Registered Public Accounting Firms. The Board has selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for each Fund for the current fiscal year.

Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following table shows fees billed by E&Y to each Fund during the two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements pre-approved by the Audit Committee for non-audit services for DIMA and certain entities controlling, controlled by, or under common control with DIMA that provide ongoing services to the Funds (collectively, the “DIMA Entities”), which engagements relate directly to the operations and financial reporting of the Funds. The Audit Committee of the Board has reviewed whether the receipt by E&Y of non-audit fees from the Fund, DIMA and all DIMA Entities is compatible with maintaining their independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
Cash Account Trust
Government & Agency Securities Portfolio
2006	$46,923	—	$169,000	$6,399	$386,824	—	—
2007	$49,356	—	$330,000	$6,730	$466,614	—	—
Money Market Portfolio
2006	$61,234	—	$169,000	$8,350	$386,824	—	—
2007	$72,207	—	$330,000	$9,846	$466,614	—	—
Tax-Exempt Portfolio
2006	$43,475	—	$169,000	$5,928	$386,824	—	—
2007	$43,972	—	$330,000	$5,996	$466,614	—	—

DWS Money Funds
DWS Money Market Prime Series
2006	$45,933	—	$170,000	$6,225	$325,304	—	—
2007	$47,645	—	$262,000	$6,497	$466,614	—	—

Investors Cash Trust
Treasury Portfolio
2006	$33,882	—	$355,000	$4,620	$386,284	—	—
2007	$34,918	—	$298,000	$4,762	$108,500	—	—

Tax-Exempt California Money Market Fund
2006	$31,004	—	$80,000	$4,228	$316,254	—	—
2007	$32,618	—	$250,000	$4,448	$486,614	—	—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA entities with respect to operations and financial reporting of the Fund, except that the Chairman of the Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by E&Y for services rendered to the Funds and to the DIMA Entities for the two most recent fiscal years for each Fund.

Name of Fund	Non-Audit Fees
Cash Account Trust
Government & Agency Securities Portfolio
2006	$535,406
2007	$1,225,375
Money Market Portfolio
2006	$535,406
2007	$1,225,375
Tax-Exempt Portfolio
2006	$535,406
2007	$1,225,375
DWS Money Funds
DWS Money Market Prime Series
2006	$518,300
2007	$1,319,326
Investors Cash Trust
Treasury Portfolio
2006	$535,406
2007	$942,575
Tax-Exempt California Money Market Fund
2006	$545,763
2007	$1,484,326

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the applicable Fund at the following address: Two International Place, Boston, MA 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a Proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of a Trust, shall be called by the Trustees or such other person or persons as specified in the By-laws of such Trust upon the written request of the holders of 25% or more of the total number of shares of such Trust then issued and outstanding and entitled to vote or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT D.F. KING & CO. AT 1-800-714-3305.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

EXHIBIT A

CHICAGO DWS FUNDS (AND ASSOCIATED COMPANIES)

Current Trust/Corporation and Fund Name	Current Trust/Corporation and Fund Name

DWS BALANCED FUND

DWS BLUE CHIP FUND

DWS EQUITY TRUST

DWS Alternative Asset Allocation Plus Fund

DWS Core Plus Allocation Fund

DWS Disciplined Long/Short Growth Fund

DWS Disciplined Long/Short Value Fund

DWS Disciplined Market Neutral Fund

DWS STATE TAX-FREE INCOME SERIES

DWS California Tax-Free Income Fund

DWS New York Tax-Free Income Fund

DWS HIGH INCOME SERIES

DWS High Income Fund

DWS STRATEGIC INCOME FUND

DWS TARGET FUND

DWS LifeCompass Protect Fund

DWS LifeCompass Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS TECHNOLOGY FUND

DWS U.S. GOVERNMENT SECURITIES FUND

DWS VALUE SERIES, INC.

DWS Dreman Concentrated Value Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Large Cap Value Fund

CASH ACCOUNT TRUST *

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

DWS MONEY FUNDS *

DWS Money Market Prime Series

INVESTORS CASH TRUST *

Treasury Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND*

DWS VARIABLE SERIES II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

*	Denotes Trust covered by this proxy statement

A-1

NEW YORK DWS FUNDS (AND ASSOCIATED COMPANIES)

Current Trust/Corporation and Fund Name	Current Trust/Corporation and Fund Name

CASH MANAGEMENT PORTFOLIO

CASH RESERVE FUND, INC.

Prime Series

DWS ADVISOR FUNDS

DWS Core Fixed Income Fund

DWS High Income Plus Fund

DWS International Select Equity Fund

DWS Lifecycle Long Range Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS RREEF Real Estate Securities Fund

DWS RREEF Global Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Growth Fund

NY Tax Free Money Fund

Tax Free Money Fund Investment

DWS COMMUNICATIONS FUND, INC.

DWS EQUITY PARTNERS FUND, INC.

DWS EQUITY 500 INDEX PORTFOLIO

DWS GLOBAL/INTERNATIONAL FUND, INC.

DWS Emerging Markets Fixed Income Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS INCOME TRUST

DWS GNMA Fund

DWS INSTITUTIONAL FUNDS

Cash Management Fund Institutional

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Commodity Securities Fund

DWS EAFE Equity Index Fund

DWS Equity 500 Index Fund

DWS Inflation Protected Plus Fund

DWS U.S. Bond Index Fund

DWS INTERNATIONAL FUND, INC.

DWS Emerging Markets Equity Fund

DWS Europe Equity Fund

DWS International Fund

DWS International Value Opportunities Fund

DWS Latin America Equity Fund

DWS INVESTMENT TRUST

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

DWS INVESTMENTS VIT FUNDS

DWS Equity 500 Index VIP

DWS RREEF Real Estate Securities VIP

DWS Small Cap Index VIP

DWS INVESTORS FUNDS, INC.

DWS Japan Equity Fund

DWS MONEY MARKET TRUST

DWS Money Market Series

DWS MUNICIPAL TRUST

DWS High Yield Tax Free Fund

DWS Managed Municipal Bond Fund

DWS MUTUAL FUNDS, INC.

DWS Gold & Precious Metals Fund

DWS PORTFOLIO TRUST

DWS Core Plus Income Fund

DWS Floating Rate Plus Fund

DWS SECURITIES TRUST

DWS Climate Change Fund

DWS Health Care Fund

DWS Small Cap Value Fund

DWS STATE TAX FREE TRUST

DWS Massachusetts Tax-Free Fund

DWS TARGET DATE SERIES

DWS LifeCompass Retirement Fund

DWS LifeCompass 2015 Fund

DWS LifeCompass 2020 Fund

DWS LifeCompass 2030 Fund

DWS LifeCompass 2040 Fund

DWS TAX FREE TRUST

DWS Intermediate Tax/AMT Free Fund

DWS VALUE BUILDER FUND, INC.

DWS VALUE EQUITY TRUST

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS VARIABLE SERIES I

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

A-2

EXHIBIT B

NOMINEE SHARE OWNERSHIP

As of October 31, 2007, the nominees and the officers of the Trust as a whole owned less than 1% of the outstanding shares of any class of any Fund.

The following tables show the dollar range of equity securities beneficially owned by each nominee in each DWS Fund overseen by the Chicago Board as of October 31, 2007.

As only certain participating insurance companies are shareholders of the variable insurance product funds, the nominees do not own any shares in such funds, nor are they contract owners of the participating insurance companies.

Each nominee owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the nominee as of October 31, 2007.

	Name of Nominee
	Independent Nominees												Interested Nominee
	Current Board Member Nominees				Other Nominees
Aggregate Dollar Range of Equity Securities in the Fund	John W. Ballantine	Paul K. Freeman	William McClayton	Robert H. Wadsworth	Henry P. Becton, Jr.	Dawn- Marie Driscoll	Keith R. Fox	Kenneth C. Froewiss	Richard J. Herring	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Axel Schwarzer
DWS Alternative Asset Allocation Plus Fund	0	0	0	0	0	0	0	$1-$10,000	0	0	0	$10,001- $50,000	0

DWS Balanced Fund	0	0	0	0	$1-$10,000	0	0	0	0	$10,001- $50,000	0	0	0

DWS Blue Chip Fund	0	0	0	0	0	0	0	$1-$10,000	0	0	0	$1-$10,000	0

DWS California Tax-Free Income Fund	0	0	0	0	$1-$10,000	$10,001- $50,000	0	0	0	0	0	0	0

DWS Core Plus Allocation Fund	0	0	0	0	$1-$10,000	0	0	$1-$10,000	0	0	0	0	0

DWS Disciplined Long/Short Growth Fund	0	0	0	0	$1-$10,000	0	$10,001- $50,000	0	$10,001- $50,000	0	0	0	0

	Name of Nominee
	Independent Nominees												Interested Nominee
	Current Board Member Nominees				Other Nominees
Aggregate Dollar Range of Equity Securities in the Fund	John W. Ballantine	Paul K. Freeman	William McClayton	Robert H. Wadsworth	Henry P. Becton, Jr.	Dawn- Marie Driscoll	Keith R. Fox	Kenneth C. Froewiss	Richard J. Herring	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Axel Schwarzer
DWS Disciplined Long/Short Value Fund	0	0	0	0	0	0	$10,001- $50,000	0	$10,001- $50,000	0	0	0	0

DWS Disciplined Market Neutral Fund	0	0	0	0	0	0	$10,001- $50,000	0	$10,001- $50,000	0	0	0	0

DWS Dreman Concentrated Value Fund	0	0	0	0	0	0	0	$1-$10,000	$10,001- $50,000	0	0	0	0

DWS Dreman High Return Equity Fund	Over $100,000	$50,001- $100,000	0	0	0	0	0	0	0	0	0	0	0

DWS Dreman Mid Cap Value Fund	0	0	0	0	$1-$10,000	0	0	$1-$10,000	0	0	0	0	0

DWS Dreman Small Cap Value Fund	0	$10,001- $50,000	0	0	0	0	0	0	0	$10,001- $50,000	0	0	0

DWS High Income Fund	0	$50,001- $100,000	0	0	0	0	0	0	0	0	0	0	0

DWS Large Cap Value Fund	$10,001- $50,000	0	0	0	$1-$10,000	0	0	0	0	0	0	$10,001- $50,000	0

DWS LifeCompass Protect Fund	0	0	0	0	0	0	0	0	0	0	0	0	0

DWS LifeCompass Income Fund	0	0	0	0	0	0	0	0	0	0	0	0	0

DWS New York Tax-Free Income Fund	0	0	0	0	$1-$10,000	0	0	0	0	0	0	0	0

DWS Strategic Income Fund	0	0	0	0	0	0	0	$1-$10,000	0	0	$1-$10,000	0	0

DWS Target 2008 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0

DWS Target 2010 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0

DWS Target 2011 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0

	Name of Nominee
	Independent Nominees												Interested Nominee
	Current Board Member Nominees				Other Nominees
Aggregate Dollar Range of Equity Securities in the Fund	John W. Ballantine	Paul K. Freeman	William McClayton	Robert H. Wadsworth	Henry P. Becton, Jr.	Dawn- Marie Driscoll	Keith R. Fox	Kenneth C. Froewiss	Richard J. Herring	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Axel Schwarzer
DWS Target 2012 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0

DWS Target 2013 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0

DWS Target 2014 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0

DWS Technology Fund	0	0	0	0	$1-$10,000	0	0	0	0	$10,001- $50,000	0	0	0

DWS U.S. Government Securities Fund	0	0	0	0	0	0	0	$1-$10,000	0	0	$1-$10,000	$1-$10,000	0

Government & Agency Securities Portfolio	0	0	0	0	$1-$10,000	0	0	0	0	0	$1-$10,000	0	0

Money Market Portfolio	0	0	0	0	0	0	0	0	0	0	0	0	0

Tax-Exempt Portfolio	0	0	0	0	$1-$10,000	$10,001- $50,000	0	0	0	0	0	0	0

DWS Money Market Prime Series	0	$1-$10,000	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000	0	0	0	0	0	0	0

Treasury Portfolio	0	0	0	0	$1-$10,000	0	0	0	0	0	0	0	0

Tax-Exempt California Money Market Fund	0	0	0	0	0	$1-$10,000	0	0	0	0	0	0	0

Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	The Target Funds are closed to both existing and new investors.

EXHIBIT C

NOMINEE COMPENSATION

The tables below show (i) the compensation paid to each nominee by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS fund complex for the calendar year ended December 31, 2006. Mr. Schwarzer was nominated for election to the Board of the Funds on November 14, 2007, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

	Name of Nominee
	Current Board Member Nominees				Other Nominees
Aggregate Compensation from Fund	John W. Ballantine	Paul K. Freeman	William McClayton	Robert H. Wadsworth	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Kenneth C. Froewiss	Richard J. Herring	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
Government & Agency Securities Portfolio	$6,487	$6,637	$5,740	$5,847	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Money Market Portfolio	$8,883	$9,044	$7,844	$7,983	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Exempt Portfolio	$5,090	$5,223	$4,526	$4,580	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Money Market Prime Series	$7,722	$8,197	$7,040	$7,107	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Treasury Portfolio	$2,170	$2,200	$1,910	$1,940	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Exempt California Money Market Fund	$2,250	$2,430	$2,090	$2,100	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from Fund Complex(1)	$222,670(2)	$217,670(2)	$193,560(2)	$228,250(2)	$189,000(3)(5)	$251,000(3)(4)(5)	$195,000(3)(5)	$234,988(3)(5)	$184,000(3)(5)	$185,000(3)(5)	$206,000(3)(5)	$202,000(3)(5)

(1)	The Fund Complex is composed of 155 funds.
(2)	For calendar year 2007, John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth are expected to receive aggregate compensation from the DWS Fund complex in the amounts of $215,000, $240,000, $205,000 and $205,000, respectively. The differences in compensation amounts from calendar year 2006 are due to the changes in Board and committee chairpersons and committee assignments that became effective January 1, 2007 for the Chicago Board. In addition, Mr. Freeman is expected to receive $25,000 in calendar year 2007 for his participation in special ad hoc committee meetings in connection with the DWS Funds board consolidation. Similarly, Mr. McClayton is expected to receive $15,000 in calendar year 2008 for his participation in special ad hoc committee meetings in connection with the DWS Funds board consolidation.
(3)	Reflects aggregate compensation received for serving as a Board Member of the New York DWS Funds for calendar year 2006.
(4)	Includes $50,000 in annual retainer fees in Ms. Driscoll’s role as Chairperson of the New York Board.
(5)	Aggregate compensation includes amounts paid to the New York Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the New York Funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable New York DWS Funds.

C-1

EXHIBIT D

OFFICERS

Unless otherwise indicated, the address of each officer below is Two International Place, Boston, Massachusetts 02110.

Name, Year of Birth, Position(s) with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark (1965) President, 2006-present(1)(3)	Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present(1)(4)	Director(2), Deutsche Asset Management

Paul H. Schubert (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present(1)(3)	Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette (1962) Secretary, 2001-present(1)	Director(2), Deutsche Asset Management

Patricia DeFilippis (1963) Assistant Secretary, 2005-present(1)(3)	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger (1962) Assistant Secretary, 2005-present(1)(3)	Director(2), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson (1962) Assistant Secretary, 1998-present(1)	Managing Director(2), Deutsche Asset Management

Paul Antosca (1957) Assistant Treasurer, 2007-present(1)	Director(2), Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present(1)	Director(2), Deutsche Asset Management

Jason Vazquez (1972) Anti-Money Laundering Compliance Officer, 2007-present(1)(3)	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

D-1

Name, Year of Birth, Position(s) with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Robert Kloby (1962) Chief Compliance Officer, 2006-present(1)(3)	Managing Director(2), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

(1)	As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(2)	Executive title, not a board directorship.
(3)	Address: 345 Park Avenue, New York, New York 10154.
(4)	Address: 222 South Riverside Plaza, Chicago Illinois 60606.

D-2

EXHIBIT E

FORM OF AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [            ], 2008, among [Name of Trust a Massachusetts business trust (the “Trust”), on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, The Trust engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

WHEREAS, the Trust and the Adviser desire to amend and restate the Investment Management Agreement dated [                    ].

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust, each Fund and the Adviser agree as follows:

1. Appointment and Services.

(a) The Trust appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust or a Fund.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f) The Adviser also agrees to make available to the Board of Trustees the following:

(i) periodic reports on the investment performance of each Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii) to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [    ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b) The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

*REPLACE ABOVE SECTION 2 WITH THE FOLLOWING IF THERE IS NO FEE (when the advisor receives a fee from underlying funds)*

[2. Management Fee.    As the Adviser expects to be compensated under investment management agreements currently in effect between the Adviser or its affiliates and the underlying funds advised by the Adviser or its affiliates in which a Fund may invest (“Underlying Funds”), the Adviser will not be paid a fee for the services described in Section 1 of this Agreement. The Adviser will be entitled to the reimbursement of expenses as set out in Section 3 of this Agreement.]

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the Trust or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, a Fund’s custodian or other agents of the Trust; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services.    Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Trust’s Board of Trustees the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, a Fund’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a Trust or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the

Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Trustees of a Trust such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the Trust and each Fund pursuant to this Agreement, the Trust and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until September 30, 2008 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment.    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive.    The Adviser’s services to the Trust and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10. Avoidance of Inconsistent Position.    In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Additional Series.    In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents.    Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust and each Fund:

(i) The Declaration dated [             ], as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13. Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

14. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of The Commonwealth of Massachusetts without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust on behalf of a Fund.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

[Name of Trust]

By:
[Name of Officer]
[Title]

[Name of Trust], on behalf of the Funds set out on Schedule I

By:
[Name of Officer]
[Title]

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
[Name of Officer]
[Title]

SCHEDULE I

FUNDS

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

DWS Money Funds

DWS Money Market Prime Series

Investors Cash Trust

Treasury Portfolio

Tax-Exempt California Money Market Fund

Tax-Exempt California Money Market Fund

EXHIBIT F

COMPARISON OF MANAGEMENT FEE RATES

Fund	Management Fee Rate under Current Management Agreement % of Net Assets	Management Fee Rate under Amended Management Agreement (“New Fee”) % of Net Assets	Management Fee Schedule under Amended Management Agreement % of Net Assets	Aggregate Amount of DIMA’s Management Fee Under Current Management Agreement(1)(2)	Aggregate Amount DIMA Would Have Received Had the New Fee Been in Effect(1)(2)	Percentage Change in Aggregate Amount Received by DIMA(1)
Government & Agency Securities Portfolio(3)	0.150%	0.050%(4)	0.120% to $500 million 0.100% next $500 million 0.075% next $1.0 billion 0.060% next $1.0 billion 0.050% thereafter	$3,853,285	$1,284,428	-67%
Money Market Portfolio(3)	90.159%	0.059%	0.120% to $500 million 0.100% next $500 million 0.075% next $1.0 billion 0.060% next $1.0 billion 0.050% thereafter	$7,459,820	$2,755,131	-63%
Tax-Exempt Portfolio(3)	0.159%	0.059%	0.120% to $500 million 0.100% next $500 million 0.075% next $1.0 billion 0.060% next $1.0 billion 0.050% thereafter	$2,136,882	$789,213	-63%
DWS Money Market Prime Series	0.261%	0.161%	0.400% to $215 million 0.275% next $335 million 0.200% next $250 million 0.150% next $800 million 0.140% next $800 million 0.130% next $800 million 0.120% thereafter	$9,862,649	$6,085,495	-38%
Treasury Portfolio	0.150%	0.050%	0.050%	$109,218	$36,406	-67%
Tax-Exempt California Money Market Fund	0.220%	0.120%	0.120% to $500 million 0.100% next $500 million 0.075% next $1.0 billion 0.060% next $1.0 billion 0.050% thereafter	$260,985	$142,355	-45%

(1)	This comparison is included because it is required by applicable SEC regulations. However, as noted in the proxy statement, because fees paid to DIMA for administrative services pursuant to the current Management Agreement would be paid instead pursuant to the new Administrative Services Agreement if shareholders of a Fund approve the Investment Management Agreement, the management fee rate applicable to a Fund is expected to be reduced. For the Funds, the reduction in management fee is expected to be completely offset by the new fee charged for administrative services under the Administrative Services Agreement.
(2)	Measured during the Fund’s most recently completed fiscal year.
(3)	The management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio and allocated among the Funds based upon relative net assets of each Fund.
(4)	DIMA has agreed to reduce its management fee such that after allocation of the fee to each series of Cash Account Trust the amount payable by Government & Agency Securities Portfolio will be limited to 0.050% of its average daily net assets.

F-1

EXHIBIT G

INFORMATION REGARDING THE CURRENT MANAGEMENT AGREEMENT

Fund	Date of Current Management Agreement	Date Current Management Agreement Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Management Agreement to Shareholder Vote	Date of Last Renewal of Current Management Agreement by Board	Action Taken by Board (Other than Renewal) Since Beginning of Fund’s Last Fiscal Year
Government & Agency Securities Portfolio	February 15, 2007	March 28, 2002	Change in control of Advisor	September 19, 2007	Fee reduction in connection with fund merger

Money Market Portfolio	February 15, 2007	March 28, 2002	Change in control of Advisor	September 19, 2007	New IMA approved due to Fee reduction of Government & Agency Portfolio

Tax-Exempt Portfolio	February 15, 2007	March 28, 2002	Change in control of Advisor	September 19, 2007	New IMA approved due to Fee reduction of Government & Agency Portfolio

DWS Money Market Prime Series	June 13, 2005	March 28, 2002	Change in control of Advisor	September 19, 2007	N/A

Treasury Portfolio	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007	N/A

Tax-Exempt California Money Market Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007	N/A

G-1

EXHIBIT H

INFORMATION REGARDING EACH FUND’S RELATIONSHIP WITH

DIMA AND CERTAIN AFFILIATES

For purposes of the information below, “Affiliated Broker” means any broker:

•	That is an affiliated person of the Fund;

•	That is an affiliated person of such person; or

•	That is an affiliated person of which is an affiliated person of the Fund, DIMA, the Fund’s principal underwriter or the Fund’s administrator.

No commissions were paid to Affiliated Brokers for each Fund’s most recent fiscal year. The following fees were paid by the Fund to DIMA and its affiliates during its most recent fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Funds	Fiscal Year End	Distributor Fees(1)	Transfer Agent Fees(2)	Fund Accounting Fees(3)	Typesetting and Filing Fees(4)
Government & Agency Securities Portfolio	April 2007	$11,441,541	$6,828,196	N/A	$29,139
Money Market Portfolio	April 2007	$23,642,991	$11,856,527	N/A	$38,170
Tax-Exempt Portfolio	April 2007	$1,790,990	$837,555	N/A	$31,450
DWS Money Market Prime Series	July 2007	$403,256	$3,162,537	N/A	$17,925
Treasury Portfolio	March 2007	$350,105	$190,205	N/A	$14,640
Tax-Exempt California Money Market Fund	September 2007	$311,032	$202,399	N/A	$19,383

(1)	DWS-SDI provides Distributor services for all Funds listed.
(2)	DWS-SISC provides Transfer Agent services for all Funds listed.
(3)	DWS-SFAC provides Fund Accounting services for all Funds listed.
(4)	DIMA also provides typesetting and filing services for all Funds listed.

H-1

EXHIBIT I

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

[NAME OF TRUST]

DATED

[                ]

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

[NAME OF TRUST]

DATED                 , 20

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this      day of [            ], 2008 by the Trustees hereunder.

WHEREAS, the [NAME OF TRUST] was established pursuant to a Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section 4, Article IX of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1 Name. The name of the trust created hereby is the “NAME OF TRUST” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2 Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act. The term “vote of a majority of the outstanding voting securities” shall have the same meaning given to it in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1 General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2 Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3 Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5 Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6 Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7 Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8 Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9 By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10 Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11 Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12 Election and Term. Except as provided in Section 2.13 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. Any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act.

Section 2.13 Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14 Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1 Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2 Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3 Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4 Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1 No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2 Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3 Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4 No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5 No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order.

Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6 Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7 Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1 Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2 Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4 Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5 Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6 Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7 Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8 Voting Powers. The Shareholders shall have power to vote only: (a) for the election or removal of Trustees to the extent and as provided in Article II; (b) with respect to the termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (c) with respect to an amendment of this Declaration to the extent and as provided in Section 8.3; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable.

Each whole Share shall entitle the holder thereof to one vote as to any matter on which such it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9 Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10 Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such

Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11 Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12 Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1 Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2 Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3 Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4 Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5 Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6 Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1 Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2 Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3 Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4 Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5 Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1 Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2 Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3 Amendment Procedure. (a) Except as specifically provided herein, the Trustees may amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration by an instrument in writing executed by a majority of the Trustees, provided that any provision of this Declaration that requires the approval of more than a majority of the Trustees for any matter may be amended only with the approval of such greater number of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 5.8 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the foregoing, the Trustees may, without any Shareholder vote, amend this Declaration (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. In the event that the Trustees, without shareholder approval, make any material amendment to this Declaration that affects the rights of Shareholders, as determined by the Trustees, notice of the substance of such amendment shall be provided to Shareholders affected by such amendment at such time and in such manner as the Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of the amendment. Except as otherwise specifically provided in this Declaration, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article IV with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

Section 8.4 Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2 Governing Law; Forum Selection. (a) The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

(b) Any action commenced by a Shareholder, directly or derivatively, against the Trust or a Series of Class thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the Southern District of New York; or if such action may not be brought in that court, then such action shall be brought in “the Business Litigation Session of the Massachusetts Superior Court in Suffolk County” (the “Chosen Courts”). The Trust, its Trustees and officers, and its Shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

Section 9.3 Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4 Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5 Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

APPENDIX A

[NAME OF TRUST]

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [            ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [            ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supercede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this      day of [                    ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

EXHIBIT J

ALLOCATION OF COSTS

The Funds will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund, as well as legal costs, which are estimated to be $3.2 in the aggregate for the Funds. These expenses will be charged to the Funds after the application of any expense limitations. However, DIMA has agreed to pay or reimburse the Funds for at least 10% of the aggregate proxy costs. The amount borne by each Fund is estimated to equal approximately the percentage of net asset value set forth in column 2 for that Fund, based on net assets of the Fund as of September 30, 2007.

Fund	Column 1 (Allocated Expense)	Column 2 (Allocated Expense as % of NAV)
Government & Agency Securities Portfolio	$857,640	0.022%
Money Market Portfolio	$1,082,189	0.025%
Tax-Exempt Portfolio	$157,245	0.004%
DWS Money Market Prime Series	$751,350	0.017%
Treasury Portfolio	$46,305	0.003%
Tax-Exempt California Money Market Fund	$10,848	0.009%

J-1

EXHIBIT K

SHARES OUTSTANDING AS OF DECEMBER 10, 2007

Fund Name	Class	Shares Outstanding
Government and Agency Securities Portfolio	Capital Assets Funds Shares Davidson Cash Equivalent Plus Shares Davidson Cash Equivalent Shares Premier Money Market Shares Service Shares DWS Government & Agency Money Fund DWS Government Cash Institutional Shares Government Cash Managed Shares	179,255,756.41 41,963,346.07 54,910,867.53 2,294,524,630.85 75,353,467.57 458,533,945.09 961,984,546.15 483,105,536.69

Money Market Portfolio	Capital Assets Funds Shares Capital Assets Funds Preferred Shares Davidson Cash Equivalent Plus Shares Davidson Cash Equivalent Shares Institutional Money Market Shares Premier Money Market Shares Service Shares Institutional Select Money Market Shares Premium Reserve Money Market Shares	1,049,068,076.78 19,310,316.86 18,243,091.04 86,895,520.31 227,437,920.52 1,665,758,704.59 1,093,857,225.15 237.44 281,456,492.09

Tax-Exempt Portfolio	Capital Assets Funds Shares Davidson Cash Equivalent Shares DWS Tax-Exempt Cash Institutional Shares Service Shares Tax-Exempt Cash Managed Shares Premier Money Market Shares DWS Tax-Exempt Money Fund Tax Free Money Fund Investment DWS Tax-Free Money Fund Class S	18,898,604.80 74,992,867.69 2,209,668,872.63 67,394,296.03 293,855,364.28 264,458,199.99 624,768,442.25 695,685,390.61 165,544,593.08

DWS Money Market Prime Series	DWS Money Market Fund DWS Cash Investment Trust Class A DWS Cash Investment Trust Class B DWS Cash Investment Trust Class C DWS Cash Investment Trust Class S	3,622,140,597.40 119,157,910.82 30,620,020.34 37,718,970.99 593,582,419.10

Treasury Portfolio	Premier Money Market Shares Institutional Shares DWS U.S. Treasury Money Fund Class S Investment Class Shares	66,944,384.15 1,234,149,728.97 206,135,758.59 484,024,260.00

Tax-Exempt California Money Market Fund		127,877,501.83

K-1

EXHIBIT L

5% SHAREHOLDERS

(as of December 10, 2007)

No person is known by the Funds to own more than 5% of the outstanding shares of any class of a Fund, except as specified below.

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
Government and Agency Securities Portfolio	Capital Assets Funds Shares	Ridge Clearing & Outsourcing SVCS New York NY 10041-0004	179,255,756.41	100.00%
	Davidson Cash Equivalent Plus Shares	D A Davidson & Co Tax-Exempt Omnibus Acct #1 Attn Beth Ann Thelen Great Falls MT 59403-5015	41,963,346.07	100.00%
	Davidson Cash Equivalent Shares	D A Davidson & Co Government SEC Omnibus Acct #1 Attn Beth Ann Thelen Great Falls MT 59403-5015	54,910,867.53	100.00%
	Premier	LPL Financial Services San Diego CA 92121-1968	2,230,818,537.00	97.22%
	Service	First Southwest Company Dallas TX 75201-3852	45,587,986.48	60.50%
		Romano Brothers & Co Evanston IL 60201-4469	14,457,937.97	19.19%
		Penson Financial Services Dallas TX 75201-4609	11,567,969.96	15.35%
	DWS Government Cash Institutional Shares	Pershing LLC for the Exclusive Benefit of Customers Jersey City NJ 07399-0001	131,824,748.14	13.70%
		General Re Corporate Finance Inc Stamford CT 06901-2141	127,383,298.69	13.24%
		Sandlot Funding LLC Melville NY 11747	123,934,225.77	12.88%
		General Re Financial Products Attn Mike Macri Financial Centre B-1 Stamford CT 06901-2141	100,341,321.83	10.43%
		Electronic Data Systems Corporation Attn Pat Morton Plano TX 75024-3199	70,100,000.00	7.29%
	Government Cash Managed Shares	Knotfloat & Co c/o State Street Bank Boston MA 02206-5496	237,938,131.01	49.25%
		Fiduciary Trust Co Int’l as Agent Non Compensation Account Attn Corporate Treasury New York NY 10020-2302	45,766,000.00	9.47%
		Fiduciary Trust Co Int’l as Agent Attn Mutual Fund Processing Attn Corporate Treasury New York NY 10020-2302	175,061,000.00	36.24%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares

Money Market Portfolio	Capital Assets Funds Shares	Ridge Clearing & Outsourcing SVCS New York NY 10041-0004	1,049,068,076.78	100.00%
	Capital Assets Funds Preferred Shares	Ridge Clearing & Outsourcing SVCS New York NY 10041-0004	19,310,316.86	100.00%
	Davidson Cash Equivalent Plus Shares	D A Davidson & Co Tax-Exempt Omnibus Acct #1 Attn Beth Ann Thelen Great Falls MT 59403-5015	18,243,091.04	100.00%
	Davidson Cash Equivalent Shares	D A Davidson & Co Money Market Omnibus Acct #1 Attn Beth Ann Thelen Great Falls MT 59403-5015	86,895,520.31	100.00%
	Institutional	LPL Financial Services San Diego CA 92121-1968	216,774,375.53	95.31%
	Premier	LPL Financial Services San Diego CA 92121-1968	1,480,844,101.36	88.90%
	Service	Penson Financial Services Dallas TX 75201-4609	825,663,185.29	75.48%
		First Southwest Company Dallas TX 75201-3852	187,112,697.82	17.11%
	Institutional Select	DWS Scudder Audit Acct PD – 02 Kansas City MO 64105-1514	237.44	100.00%
	Institutional Select Premium Reserve Money Market Shares	LPL Financial Services San Diego CA 92121-1968	211,931,369.73	75.30%

Tax-Exempt Portfolio	Capital Assets Funds Shares	Ridge Clearing & Outsourcing SVCS New York NY 10041-0004	18,898,604.80	100.00%
	Davidson Cash Equivalent Shares	D A Davidson & Co Tax-Exempt Omnibus Acct #1 Attn Beth Ann Thelen Great Falls Mt 59403-5015	74,992,867.69	100.00%
	DWS Tax-Exempt Cash Institutional Shares	Pershing LLC for the Exclusive Benefit of Customers Jersey City NJ 07399-0001	1,011,118,264.44	45.76%
		Knotfloat & Co c/o State Street Bank Boston MA 02206-54962	510,831,076.66	23.12%
		Mellon Bank NA Pittsburgh PA 15258-0001	159,900,342.14	7.24%
		Continental Stock Transfer & Trust c/o As Trustee For Global Consumer Acquisition Corp Attn Frank A. Dipaolo New York NY 10004-1123	157,168,506.67	7.11%
		Waterferry Attn: Steven Engel New York NY 10019-6801	150,000,000.00	6.79%
	Service Shares	First Southwest Company Dallas TX 75201-3852	57,262,576.41	84.97%
		Penson Financial Services Dallas TX 75201-4609	7,215,207.99	10.71%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
	Tax-Exempt Cash Managed Shares	Fiduciary Trust Co Int’l as Agent Attn Mutual Fund Processing Attn Corporate Treasury New York NY 10020-23025	148,123,000.00	50.41%
		Fiduciary Trust Co Int’l as Agent Non Compensation Account Attn Corporate Treasury New York NY 10020-23022	71,787,500.00	24.43%
		Knotfloat & Co c/o State Street Bank Boston MA 02206-5496	26,146,035.21	8.90%
		Saturn & Co Attn IC Mutual Funds Boston MA 02116-5021	19,679,891.10	6.70%
		Turtle & Co CC c/o State Street Bank & Trust Boston MA 02206-5489	16,272,909.08	5.54%
	Premier	LPL Financial Services San Diego CA 92121-1968	245,890,287.99	92.98%
	Tax Free Investment Class	Pershing LLC for the Exclusive Jersey City NJ 07399-0001	596,001,702.81	85.67%
		William Blair & Company Chicago IL 60606-5312	82,029,461.72	11.79%
Treasury Portfolio	Premier	Penson Financial Services Dallas TX 75201-4609	25,393,919.46	37.93%
		Smith Moore & Company Clayton MO 63105-1931	21,181,037.34	31.64%
		LPL Financial Services San Diego CA 92121-1968	11,502,781.31	17.18%
		Emmett A Larkin Company Inc San Francisco CA 94104-3902	8,866,646.04	13.24%
	Institutional	Pershing LLC for the Exclusive Benefit of Customers Jersey City NJ 07399-0001	245,982,438.00	19.93%
		Knotfloat & Co c/o State Street Bank Boston MA 02206-5496	137,532,589.85	11.14%
		Mutual Fund Market Timing Regulatory Settlement c/o Deutsche Bank Trust Co Americas New York NY 10005-2836	125,583,622.85	10.18%
		Jennison Associates LLC New York NY 10017-3140	96,559,430.39	7.82%
		Qwest Services Corp Attn Scott Cornelsen Denver CO 80202-2605	75,000,000.00	6.08%
		Mashantucket Pequot (Western) Tribal Subordinated Special Revenue Bonds Mashantucket CT 06339	70,096,249.44	5.68%
	DWS U.S. Treasury Money Fund Class S	Meridian Capital Group LLC New York NY 10004-1405	16,787,817.79	8.14%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
	Investment Class	Pershing LLC for the Exclusive Benefit of Customers Jersey City NJ 07399-0001	353,869,336.75	73.11%
		Knotfloat & Co c/o State Street Bank Boston MA 02206-5496	48,428,271.26	10.01%
		Vendee Mortgage Trust 1992-1 Santa Ana CA 92705-4934	30,099,759.87	6.22%

Tax-Exempt California Money Market Fund		LPL Financial Services San Diego CA 92121-1968	117,006,810.67	91.50%

EXHIBIT M

DWS FUNDS NOMINATING AND GOVERNANCE COMMITTEE CHARTER

DWS FUNDS

(CHICAGO BOARD)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ADOPTED JULY 18, 2001

AMENDED JANUARY 15, 2003

AMENDED MARCH 17, 2004

AMENDED NOVEMBER 16, 2005

AMENDED FEBRUARY 17, 2006

I. PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance and Procedures Guidelines. It is also intended to serve as the Fund’s “qualified legal compliance committee” (“QLCC”).

II. COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members1 as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940. In addition, so long as the Nominating and Governance Committee serves as the Fund’s QLCC, at least one member of the Nominating and Governance Committee shall also be a member of the Fund’s Audit Committee.

The members and Chairman of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III. MEETINGS

The Nominating and Governance Committee shall meet three times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

[1]	To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties as the Nominating and Governance Committee, the Committee shall:

A. Board Nominations and Functions

1. Identify and recommend individuals for membership on the Board. Candidates shall be selected based upon a thorough identification and evaluation process that is designed to recruit and retain well-qualified Board members who will enhance the Board’s ability to serve the interests of shareholders. In addition, the following factors are taken into consideration:

(a) The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience to enable the Board to provide effective oversight of the Fund’s regulatory and business issues.

(b) Candidates should exhibit high standards of personal integrity, commitment to representing shareholders and independence of thought and judgment.

(c) Candidates should commit to dedicate sufficient time, energy and attention to ensure the diligent performance of all duties, including attendance at meetings of the Board and committees on which the Board member serves and review in advance of all meeting materials.

2. Evaluate candidates recommended for membership on the Board. Recommendations for candidates may come from shareholders, from other directors or from the Fund’s investment manager. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chairman of the Nominating and Governance Committee. Suggestions for candidates must include a resume of the candidate.

3. Retain any search firm to identify Board member candidates, at the expense of the Fund, if, in the Committee’s judgment, this is appropriate.

4. Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5. Review the Board Governance Procedures and Guidelines, annually, and recommend changes, if any, to the Board.

6. Review annually Independent Director compensation, including compensation deferral programs and Fund ownership criteria, and recommend any appropriate changes to the Independent Directors as a group.

7. Coordinate with legal counsel to the Independent Directors an annual evaluation of the performance of the Board.

8. Oversee the development and implementation by the Fund’s investment manager and legal counsel for the Independent Directors of a program for the orientation of new Independent Directors and ongoing education for Independent Directors.

B. Committee Nominations and Functions

1. Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2. Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C. Insurance

1. At least annually, review the Fund’s fidelity bond for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

2. At least annually, review the Fund’s directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

3. At least annually, review other insurance policies and assess needs for other types of coverage.

D. Proxy Voting

1. At least annually, review the proxy voting policies and procedures.

2. Review quarterly reports regarding proxy voting conflicts.

E. Compliance and Legal Matters

1. Review compliance with the relevant codes of ethics and consider any proposed changes to the codes of ethics.

2. Review Fund governance structure for compliance with legal requirements.

3. Monitor the performance of legal counsel employed by the Fund and the Independent Directors, and be responsible for the supervision of counsel to the Independent Directors.

4. As needed, review Fund litigation matters.

V. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Nominating and Governance Committee shall serve as the Fund’s QLCC within the meaning of the rules of the Securities and Exchange Commission codified in Part 205 in Title 17 of the Code of Federal Regulations. To fulfill its responsibilities and duties as the QLCC, the Nominating and Governance Committee shall:

A. Receipt, Retention and Consideration of Reports

1. Adopt written procedures for the confidential receipt, retention and consideration of any reports of evidence of a material violation of any federal or state securities laws, a material breach of a fiduciary duty arising under any federal or state laws or a similar material violation of any federal or state law by the Fund or any of its officers, trustees, employees or agents (a “Report of Material Violation”).

2. Consider, on a confidential basis, the appropriate treatment of a Report of Material Violation.

B. Investigation of Reports of Material Violation

1. Upon receipt of a Report of Material Violation, the Nominating and Governance Committee shall:

(a) Inform the Fund’s President of the report, unless the Nominating and Governance Committee determines such notification would be futile;

(b) Determine whether an investigation is necessary.

2. If after considering the Report of Material Violation, the Nominating and Governance Committee determines an investigation is necessary or appropriate, it shall:

(a) Notify the full Board of the Fund;

(b) Initiate an investigation, which may be conducted by the Nominating and Governance Committee, by counsel, by the Fund’s Chief Compliance Officer or by another party authorized by the Nominating and Governance Committee; and

(c) Retain such additional experts or personnel as the Nominating and Governance Committee deems necessary.

C. Making Recommendations for Adoption of Appropriate Response

At the conclusion of any such investigation, the Nominating and Governance Committee shall:

1. Recommend that the Fund implement an appropriate response to evidence of a material violation, which may include:

(a) A finding that no material violation has occurred, is ongoing or is about to occur;

(b) The adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or

(c) A report, after the retention or direction of counsel to review the reported evidence of a material violation, that either (i) the Fund has substantially implemented any remedial recommendations made by such counsel after a reasonable investigation and evaluation of the reported evidence or (ii) the Fund may, consistent with a conclusion not in conflict with such counsel’s professional obligations, assert a colorable defense on behalf of the Fund, its officers, directors, employees or agents, in an investigation or judicial or administrative proceeding relating to the reported evidence of a material violation.

2. Inform the President and the Board of the Fund of the results of any such investigation and the appropriate remedial measures to be adopted.

D. Authority to Notify the SEC

The Nominating and Governance Committee shall take all other action that it deems appropriate, including notifying the Securities and Exchange Commission, in the event that the Fund fails in any material respect to implement an appropriate response that the Nominating and Governance Committee, as the QLCC, has recommended the Fund take.

E. Reporting to the Board of the Fund

The Nominating and Governance Committee shall report periodically to the Board. This report will include a review of the Reports of Material Violation received, the investigation conducted, conclusions reached and responses recommended by the Nominating and Governance Committee acting as the QLCC and other matters that the Nominating and Governance Committee acting as the QLCC deems appropriate or as requested by the Board of the Fund.

F. Procedures

The Nominating and Governance Committee acting as the QLCC may act only by majority vote.

VI. OTHER POWERS AND RESPONSIBILITIES

A. Review this Charter, annually, and recommend changes, if any, to the Board.

B. Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

C. Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

D. Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

EXHIBIT N

FUNDAMENTAL INVESTMENT POLICIES FOR EACH FUND ASSUMING ALL PROPOSALS ARE APPROVED

I. Proposed Fundamental Policies

Government & Agency Securities Portfolio*	Treasury Portfolio**
Money Market Portfolio*	Tax-Exempt California Money Market Fund
Tax-Exempt Portfolio*	DWS Money Market Prime Series***

*	A series of Cash Account Trust.
**	A series of Investors Cash Trust.
***	A series of DWS Money Funds.

As a matter of fundamental policy, the Fund may not:

(1) Borrowing – borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Senior Securities – issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Underwriting – engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) Real Estate – purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(5) Commodities – purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(6) Loans – make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

II. Concentration

As a matter of fundamental policy, the Fund (identified below) may not:

(1) Concentration (CAT: Money Market Portfolio and DWS Money Market Prime Series) – concentrate its investments in a particular industry (excluding U.S. Government obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund will invest more than 25% of its total assets in obligations of banks and other financial institutions.

(2) Concentration (CAT: Tax-Exempt Portfolio and Tax-Exempt California Money Market Fund) – concentrate its investments in a particular industry (excluding U.S. Government obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

N-1

(3) Concentration (ICT: Treasury Portfolio) – concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

III. Tax-Exempt Money Market Funds

As a matter of fundamental policy, Tax-Exempt Portfolio, a series of Cash Account Trust, will invest at least 80% of its net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax.

As a matter of fundamental policy, Tax-Exempt California Money Market Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from California and federal income tax and from alternative minimum tax.

IV. Diversification

Government & Agency Securities Portfolio*	Tax-Exempt Portfolio*
Money Market Portfolio*	Tax-Exempt California Money Market Fund

*	A series of Cash Account Trust.

As a matter of fundamental policy, the Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

N-2

EXHIBIT O

INFORMATION REGARDING SIMILAR FUNDS

Fund Name	Net Assets As of 10/31/07 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Money Market Funds
Cash Account Trust – Government & Agency Securities Portfolio**	4,092,425,811	0.220% to $500 million 0.200% next $500 million 0.175% next $1.0 billion 0.160% next $1.0 billion 0.150% thereafter***	Yes	The portfolio seeks maximum current income consistent with stability of capital.

Cash Account Trust – Money Market Portfolio**	4,441,074,993	0.220% to $500 million 0.200% next $500 million 0.175% next $1.0 billion 0.160% next $1.0 billion 0.150% thereafter	Yes	The portfolio seeks maximum current income consistent with stability of capital.

Cash Account Trust – Tax- Exempt Portfolio**	3,596,639,244	0.220% to $500 million 0.200% next $500 million 0.175% next $1.0 billion 0.160% next $1.0 billion 0.150% thereafter	Yes	The portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

Cash Management Fund Institutional	2,501,010,418	0.150% to $3.0 billion 0.1325% next $4.5 billion 0.120% thereafter	Yes	The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Cash Reserve Fund, Inc. – Prime Series	2,524,255,421	0.150% to $3.0 billion 0.1325% next $4.5 billion 0.120% thereafter	Yes	The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Cash Reserves Fund Institutional	6,645,669,896	0.150% to $3.0 billion 0.1325% next $4.5 billion 0.120% thereafter	Yes	The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

*	The investment management fees provided above are based on the average net assets of a fund.
**	The management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio and allocated among the portfolios based upon relative net assets of each portfolio.
***	DIMA has agreed to reduce its management fee such that after allocation of the fee to each series of Cash Account Trust the amount payable by the Government & Agency Securities Portfolio is limited to 0.150% of its average daily net assets.

O-1

Fund Name	Net Assets As of 10/31/07 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Money Market Series	22,219,795,571	0.150% to $3.0 billion 0.1325% next $4.5 billion 0.120% thereafter	Yes	The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

DWS Money Market Prime Series	4,383,958,656	0.500% to $215 million 0.375% next $335 million 0.300% next $250 million 0.250% next $800 million 0.240% next $800 million 0.230% next $800 million 0.220% thereafter	Yes	The fund seeks maximum current income to the extent consistent with stability of principal.

Investors Cash Trust – Treasury Portfolio	1,552,885,972	0.150%	Yes	The portfolio seeks maximum current income consistent with stability of capital.

NY Tax Free Money Fund	195,650,615	0.120%	Yes	The fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital.

Tax-Exempt California Money Market Fund	116,612,491	0.220% to $500 million 0.200% next $500 million 0.175% next $1.0 billion 0.160% next $1.0 billion 0.150% thereafter	Yes	The fund seeks maximum current income that is exempt from federal and State of California income taxes to the extent consistent with stability of capital.

Tax Free Money Fund Investment	107,134,516	0.15%	Yes	The fund seeks a high level of current income exempt from federal income tax consistent with liquidity and the preservation of capitol.

*	The investment management fees provided above are based on the average net assets of a fund.

O-2

CHI-MMF

Form of Proxy Cards

[DWS MONEY MARKET PRIME SERIES]

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒			FOR all nominees listed (except as noted on the line at left)		WITHHOLD authority to vote for all nominees
PLEASE DO NOT USE FINE POINT PENS.

1.	Election of Board Members:
	(01) John W. Ballantine (02) Henry P. Becton, Jr. (03) Dawn-Marie Driscoll (04) Keith R. Fox (05) Paul K. Freeman	(06) Kenneth C. Froewiss (07) Richard J. Herring (08) William McClayton (09) Rebecca W. Rimel	(10) William N. Searcy, Jr. (11) Jean Gleason Stromberg (12) Robert H. Wadsworth (13) Axel Schwarzer	☐		☐
(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN

2-A	Approval of an Amended and Restated Investment Management Agreement			☐	☐	☐

2-B	Approval of a Subadviser Approval Policy			☐	☐	☐

3-C.i	Approval of a Revised Fundamental Investment Policy Regarding Concentration (Fund Will Concentrate in Bank Obligations)			☐	☐	☐

3-F	Approval of a Revised Fundamental Investment Policy Regarding Commodities			☐	☐	☐

5	Approval of Amended and Restated Declarations of Trust			☐	☐	☐

CAT-PXC-01

PLEASE SIGN ON REVERSE SIDE

[GOVERNMENT & AGENCY SECURITIES PORTFOLIO]

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.			FOR all nominees listed (except as noted on the line at left)		WITHHOLD authority to vote for all nominees

1.	Election of Board Members:

	(01) John W. Ballantine (02) Henry P. Becton, Jr. (03) Dawn-Marie Driscoll (04) Keith R. Fox (05) Paul K. Freeman	(06) Kenneth C. Froewiss (07) Richard J. Herring (08) William McClayton (09) Rebecca W. Rimel	(10) William N. Searcy, Jr. (11) Jean Gleason Stromberg (12) Robert H. Wadsworth (13) Axel Schwarzer	☐		☐
	(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)			FOR	AGAINST	ABSTAIN

2-A	Approval of an Amended and Restated Investment Management Agreement			☐	☐	☐

2-B	Approval of a Subadviser Approval Policy			☐	☐	☐

3	Approval of a Revised Fundamental Investment Policy Regarding:			FOR ALL (EXCEPT AS	AGAINST ALL	ABSTAIN ALL
INDICATED)

	(3-A) Borrowing Money	(3-F) Commodities
	(3-B) Senior Securities	(3-G) Lending		☐	☐	☐
	(3-D) Underwriting of Securities	(3-H) Portfolio Diversification
(3-E) Real Estate Investments
(Instruction: If you wish to withhold a vote from a particular sub-proposal please write the number and letter(s) of the sub-proposal on the line above and indicate a “VOTE AGAINST” OR AN “ABSTENTION”.

	Approval of the Removal of the Fundamental Investment Policy Regarding:			FOR ALL (EXCEPT AS	AGAINST ALL	ABSTAIN ALL
INDICATED)

	(3-I) Investing for Control	(3-O) Securities Owned by Officers and
	(3-K) Margin Transactions	Trustees or DIMA		☐	☐	☐
	(3-M) Short Sales	(3-S) Oil, Gas and Mineral Programs
(3-N) Options
	(Instruction: If you wish to withhold a vote from a particular sub-proposal please write the number and letter(s) of the sub-proposal on the line above and indicate a “VOTE AGAINST” OR AN “ABSTENTION”.			FOR	AGAINST	ABSTAIN

4-A	Approval of a Reclassification of Fundamental Investment Objectives as Non-Fundamental			☐	☐	☐

4-B	Approval of a Reclassification of Fundamental Investment Policies as Non-Fundamental			☐	☐	☐

5	Approval of Amended and Restated Declarations of Trust			☐	☐	☐

CAT-PXC-02

PLEASE SIGN ON REVERSE SIDE

[MONEY MARKET PORTFOLIO]

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.			FOR all nominees listed (except as noted on the line at left)		WITHHOLD authority to vote for all nominees

1.	Election of Board Members:

	(01) John W. Ballantine (02) Henry P. Becton, Jr. (03) Dawn-Marie Driscoll (04) Keith R. Fox (05) Paul K. Freeman	(06) Kenneth C. Froewiss (07) Richard J. Herring (08) William McClayton (09) Rebecca W. Rimel	(10) William N. Searcy, Jr. (11) Jean Gleason Stromberg (12) Robert H. Wadsworth (13) Axel Schwarzer	☐		☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN

2-A	Approval of an Amended and Restated Investment Management Agreement			☐	☐	☐

2-B	Approval of a Subadviser Approval Policy			☐	☐	☐

3	Approval of a Revised Fundamental Investment Policy Regarding:			FOR ALL	AGAINST	ABSTAIN
				(EXCEPT AS INDICATED)	ALL	ALL
	(3-A) Borrowing Money		(3-E) Real Estate Investments
	(3-B) Senior Securities		(3-F) Commodities	☐	☐	☐
	(3-C.i) Concentration (Fund Will Concentrate in Bank Obligations)		(3-G) Lending (3-H) Portfolio Diversification
(3-D) Underwriting of Securities

(Instruction: If you wish to withhold a vote from a particular sub-proposal please write the number and letter(s) of the sub-proposal on the line above and indicate a “VOTE

AGAINST” OR AN “ABSTENTION”.

	Approval of the Removal of the Fundamental Investment Policy Regarding:			FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL
	(3-I) Investing for Control		(3-O) Securities Owned by Officers and
	(3-K) Margin Transactions		Trustees or DIMA	☐	☐	☐
	(3-M) Short Sales		(3-S) Oil, Gas and Mineral Programs
(3-N) Options

(Instruction: If you wish to withhold a vote from a particular sub-proposal please write the number and letter(s) of the sub-proposal on the line above and indicate a “VOTE

AGAINST” OR AN “ABSTENTION”.

				FOR	AGAINST	ABSTAIN

4-A	Approval of a Reclassification of Fundamental Investment Objectives as Non-Fundamental			☐	☐	☐

4-B	Approval of a Reclassification of Fundamental Investment Policies as Non-Fundamental			☐	☐	☐

5	Approval of Amended and Restated Declarations of Trust			☐	☐	☐

	PLEASE SIGN ON REVERSE SIDE				CAT-PXC-03

[TAX-EXEMPT PORTFOLIO]

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.			FOR all nominees listed (except as noted on the line at left)		WITHHOLD authority to vote for all nominees
1.	Election of Board Members:

	(01) John W. Ballantine (02) Henry P. Becton, Jr. (03) Dawn-Marie Driscoll (04) Keith R. Fox (05) Paul K. Freeman	(06) Kenneth C. Froewiss (07) Richard J. Herring (08) William McClayton (09) Rebecca W. Rimel	(10) William N. Searcy, Jr. (11) Jean Gleason Stromberg (12) Robert H. Wadsworth (13) Axel Schwarzer	☐		☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN

2-A	Approval of an Amended and Restated Investment Management Agreement			☐	☐	☐

2-B	Approval of a Subadviser Approval Policy			☐	☐	☐

3	Approval of a Revised Fundamental Investment Policy Regarding:			FOR ALL	AGAINST	ABSTAIN
				(EXCEPT AS INDICATED)	ALL	ALL
	(3-A) Borrowing Money		(3-E) Real Estate Investments
	(3-B) Senior Securities		(3-F) Commodities	☐	☐	☐
	(3-C.ii) Concentration (Fund Will Not Concentrate in Bank Obligations)		(3-G) Lending (3-H) Portfolio Diversification
(3-D) Underwriting of Securities

(Instruction: If you wish to withhold a vote from a particular sub-proposal please write the number and letter(s) of the sub-proposal on the line above and indicate a “VOTE

AGAINST” OR AN “ABSTENTION”.

	Approval of the Removal of the Fundamental Investment Policy Regarding:			FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL
	(3-I) Investing for Control		(3-O) Securities Owned by Officers and
	(3-K) Margin Transactions		Trustees or DIMA	☐	☐	☐
	(3-M) Short Sales		(3-S) Oil, Gas and Mineral Programs
(3-N) Options

(Instruction: If you wish to withhold a vote from a particular sub-proposal please write the number and letter(s) of the sub-proposal on the line above and indicate a “VOTE

AGAINST” OR AN “ABSTENTION”.

				FOR	AGAINST	ABSTAIN

4-A	Approval of a Reclassification of Fundamental Investment Objectives as Non-Fundamental			☐	☐	☐

4-B	Approval of a Reclassification of Fundamental Investment Policies as Non-Fundamental			☐	☐	☐

5	Approval of Amended and Restated Declarations of Trust			☐	☐	☐

	PLEASE SIGN ON REVERSE SIDE				CAT-PXC-04

[TREASURY PORTFOLIO]

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.			FOR all nominees listed (except as noted on the line at left)		WITHHOLD authority to vote for all nominees

1.	Election of Board Members:

	(01) John W. Ballantine	(06) Kenneth C. Froewiss	(10) William N. Searcy, Jr.	☐		☐

	(02) Henry P. Becton, Jr.	(07) Richard J. Herring	(11) Jean Gleason Stromberg

	(03) Dawn-Marie Driscoll	(08) William McClayton	(12) Robert H. Wadsworth

	(04) Keith R. Fox	(09) Rebecca W. Rimel	(13) Axel Schwarzer

(05) Paul K. Freeman

	(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)			FOR	AGAINST	ABSTAIN

2-A	Approval of an Amended and Restated Investment Management Agreement			☐	☐	☐

2-B	Approval of a Subadviser Approval Policy			☐	☐	☐

3-F	Approval of a Revised Fundamental Investment Policy Regarding Commodities			☐	☐	☐

5	Approval of Amended and Restated Declarations of Trust			☐	☐	☐

PLEASE SIGN ON REVERSE SIDE	CAT-PXC-05

[TAX-EXEMPT CALIFORNIA MONEY MARKET FUND]

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.			FOR all nominees listed (except as noted on the line at left)		WITHHOLD authority to vote for all nominees

1.	Election of Board Members:

	(01) John W. Ballantine (02) Henry P. Becton, Jr. (03) Dawn-Marie Driscoll (04) Keith R. Fox (05) Paul K. Freeman	(06) Kenneth C. Froewiss (07) Richard J. Herring (08) William McClayton (09) Rebecca W. Rimel	(10) William N. Searcy, Jr. (11) Jean Gleason Stromberg (12) Robert H. Wadsworth (13) Axel Schwarzer	☐		☐

	(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)			FOR	AGAINST	ABSTAIN

2-A	Approval of an Amended and Restated Investment Management Agreement			☐	☐	☐

2-B	Approval of a Subadviser Approval Policy			☐	☐	☐

3	Approval of a Revised Fundamental Investment Policy Regarding:			FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL

	(3-A) Borrowing Money		(3-E) Real Estate Investments
	(3-B) Senior Securities		(3-F) Commodities	☐	☐	☐
	(3-C.ii) Concentration (Fund Will Not		(3-G) Lending
	Concentrate in Bank Obligations)		(3-H) Portfolio Diversification
(3-D) Underwriting of Securities

(Instruction: If you wish to withhold a vote from a particular sub-proposal please write the number and letter(s) of the sub-proposal on the line above and indicate a “VOTE AGAINST” OR AN “ABSTENTION”.

	Approval of the Removal of the Fundamental Investment Policy Regarding:			FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL
	(3-I) Investing for Control		(3-O) Securities Owned by Officers and Trustees or
	(3-J) Restricted and Illiquid Securities		DIMA	☐	☐	☐
	(3-K) Margin Transactions		(3-P) Issuers with Short Histories
	(3-L) Securities Issued by Other Investment Companies		(3-Q) Investment Objectives and Policies
	(3-M) Short Sales		(3-R) Pledging Assets
	(3-N) Options		(3-S) Oil, Gas and Mineral Programs

	(Instruction: If you wish to withhold a vote from a particular sub-proposal please write the number and letter(s) of the sub-proposal on the line above and indicate a “VOTE AGAINST” OR AN “ABSTENTION”.			FOR	AGAINST	ABSTAIN

4-A	Approval of a Reclassification of Fundamental Investment Objectives as Non-Fundamental			☐	☐	☐

5	Approval of Amended and Restated Declarations of Trust			☐	☐	☐

PLEASE SIGN ON REVERSE SIDE	CAT-PXC-06

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

	CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 31, 2008

TRUST NAME

FUND NAME

CLASS NAME

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints John Millette, Patricia DeFilippis and Caroline Pearson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 on March 31, 2008, at 3:00 p.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

CAT-PXC 0308